Exhibit 10.10

Quality Appendix

Table of Contents

1.	General	2

2.	Terms and Abbreviations	2

3.	Applicable Documents	2

4.	Priorities	2

5.	Contract Management	3

6.	Reports	3

7.	Engineering	3

8.	Manufacturing	4

9.	Procurement:	5

10.	Management Systems	5

1.                                      General

This document specifies all the requirements of Flextronics to be fulfilled within its Quality Management System with respect to the Products ordered by Customer under the Agreement executed by and between the Parties (the: “Agreement”).

2.                                      Terms and Abbreviations

2.1                               ATP/R — Acceptance Test Plan/Results

2.2                               CFC — Chlorofluorocarbon (Freon Gas)

2.3                               FTP/R — Final Test Procedure/Results

2.4                               QP — Quality Plan

2.5                               QM — Quality Management

2.6                               TS — Test Equipment

2.7                               ESD — Electro Static Discharge

3.                                      Applicable Documents

The following standards shall be in place in their latest version or as otherwise specifically written in the respective Specifications/Production File of the Product in question:

3.1                               ISO-9001: 2000 Quality Systems — model for quality assurance in design, production, installation and maintenance/ service, hereinafter ISO 9001.

3.2                               ISO- 14001: Model for Environmental Management Systems.

3.3                               IPC A-610 — Acceptability of Electronic Assemblies

3.4                               ISO 2859 Sampling Procedures and Tables for Inspection by Attributes.

3.5                               S20.20 Electrostatic Discharge Control Program Standard.

3.6                               4.13 ISO 18001 — Occupational health & safety management system.

3.7                               IPC-7711/7721 — Rework, Modifications and Repair of Electronic Assemblies

4.                                      Priorities

The finished product shall comply with all the requirements contained in this document and with the production file (as amended through ECO), all subject to Flextronics Expressed Limited Warranty under the Agreement.

2

In the event of non-compliance between the requirements contained in the various contract documents, the priorities are as follows:

4.1                               Production File (as amended through ECO).

4.2                               Requirements as specified in this document.

5.                                      Contract Management

Flextronics and Customer shall separately appoint a quality manager for the contract. The parties shall exchange with each other the particulars of the respective quality managers in writing upon contract signing.

The quality managers shall coordinate execution of the quality plan, track performance. Customer’s quality manager shall be authorized to approve matters that impact on quality and quality issues in the contract (for example: documentation, changes, nonconformities, etc.), to the extent such authorizations were requested by Flextronics.

6.                                      Reports

6.1                               Flextronics shall provide to Customer a monthly-basis quality report.  The report shall include activities completed in the period reported.

6.2                               Flextronics shall also supply to Customer a bi-weekly statistics reports. The content and format of the reports shall be coordinated with Customer’s Quality Assurance Manager.

6.3                               The report layout sent to Customer at the beginning of each month, shall be in accordance with the quality plan approved by Customer’s Quality Assurance Manager.

7.                                      Engineering

7.1.1                     Deviations and Waivers

Any deviation or waiver, in respect of the production file liable to affect form, fit or function, shall require the advance written authorization of Customer’s quality manager.

7.1.2                     Approval of Documents

All documents within production shall be submitted to Flextronics for approval. Flextronics is responsible for converting relevant documents to Flextronics filing system subject to an ECO mechanism.

3

7.2                               Process Monitoring & Control

7.2.1                     Approval — General

Flextronics shall adapt its work process in accordance with the production file sent by Customer and approved by Flextronics, as shall be amended through ECO

7.2.2                     Changes

Changes requested by Customer in procedures, instructions or specifications shall be implemented only subsequently issuing an Engineering Change Order (ECO), submitted by Flextronics through the Account manager.

8.                                      Manufacturing

8.1                               ESD

The ESD arrangements established and maintained by Flextronics shall be based on the IPC standards specified in Section 3 hereof taking into account the following ESD system aspects:

8.1.1                     Sufficient ESD System including well-defined procedure, specifications, checklists, templates, etc.

8.1.2                     Sufficient level of resistance (measured in Q), as described in the foregoing standard (work surfaces, tables, floors, footwear, wrist straps, etc.)

8.2                               Prototypes

8.2.1                     New products should be processed with the involvement of Customer’s representatives:

•                                          Quality Management will test, verify and approve prototypes according to a FAI process.

•                                          Customer’s NPI representative will check the examples according to appropriate procedures.

The move to the pre-production stage will depend upon the above documented approvals

8.3                               During standard production, Flextronics implement its internal FAI process based on Flextronics procedure: SMT GEN WI 8

8.4                               QA

8.4.1                     SolarEdge will have the right to place QA and QC personnel on the production line following prior coordination with Flextronics.

4

8.4.2                     Flextronics will notify Customer, within no more than 24 hours, regarding any deviations from the QA requirements under this document that is related to SE products promptly when they learn of it.

8.5                               Yield

8.5.1                     All units which fail FT or BI will be logged and reported.

8.5.2                     Fixing these failed units will be under guidelines of Customer’s FA engineer enclosed herewith as integral part hereof. An agreed group that will include Flextronics representatives and SolarEdge’s FA engineer is the only group that can verify these units didn’t suffer degradation in Reliability.

8.5.3                     Units that had failed FT or BI and can not be repaired will be logged and reported by Flextronics and purchased for their respective BOM price and paid for by Customer within 30 days of being reported; it is clarified that any such units that cannot be repaired in accordance with said guidelines as a direct result of Flextronics’ defective workmanship, shall not be purchased by Customer as aforesaid.

9.                                      Procurement:

9.1                               Flextronics will perform the following QA procedures on material they procure for SE products. QA plan will be defined by SE and Flextronics and for the meantime shall be as follows.

9.1.1                     QA, COC and packing check on all mechanical parts.

9.1.2                     Authenticity, dating and packing on all electronic components, including PCBs

9.1.3                     Authenticity, dating and packing on all materials and glues.

10.                               Management Systems

10.1                        Quality Management System

Flextronics Quality Assurance system complies with the requirements of ISO-9001, ISO- 14001, OHSAS 18001, ISO-13485. Product Testing and Inspection

10.1.1              Product tests and inspections shall be performed by Flextronics qualified employees. It is Customer’s responsibility to provide all test stations and appropriate training to Flextronics employees.

10.1.2              Customer will provide each station with its own specification checklist and test procedures.

5

10.1.3              Customer shall assure that only valid calibration equipment is used for product acceptance.

10.1.4              Any change to Circuit Testing (ICT), procedure, expected results, and allowed tolerances of the results must be done with Customer’s approval.

10.1.5              The result of each test done — whether ICT, Functional Test, Burn-In or other — shall be logged in the Quality Management System and be visible to Customer.

10.2        Audits and Inspections of the Production Facility

10.2.1              Audits performed in Flextronics site by the Customer will be previously confirmed by Flextronics and agreed upon by both parties, at least 72 hours in advance.

10.2.2              The quality managers shall agree for an appropriate schedule.

10.2.3              Production line will be regularly audited by Flextronics internal Auditor, as described in Flextronics procedure Q.A_GEN_PR_17

10.3        Workmanship

Workmanship shall be in accordance with IPC-A-610: Acceptability of Electronic Assemblies and with IPC-7711/7721 — Rework, Modifications and Repair of Electronic Assemblies (latest revisions). All Customers products and circuits will be considered Class 3 High Performance Electronic Products, and defined in the standards mentioned. However, some specific alleviations from the standard will be offered by SolarEdge.

6

Manufacturing Services Agreement

This Manufacturing Services Agreement (“Agreement”) is entered into effective as of February 14th 2010 (the “Effective Date”) by and between SolarEdge Technologies Ltd., having its place of business at 1 Abba Eban Blvd., Herzliya, Israel (“Customer”), and Flextronics (Israel) Ltd., having its place of business at Migdal-Haemek, P.O.B 867, Israel (“Flextronics”).  (Customer and Flextronics shall be referred to hereinafter individually as a “Party” and collectively as the “Parties”).

Whereas, Customer has created a market for Customer’s Products (as defined below) and is solely responsible for the sales and marketing of the Products; and

Whereas, Flextronics has developed processes and practices for manufacturing products for many different electronic applications and at Customer’s request desires to manufacture Customer’s Products in accordance with Customer’s applicable specifications all subject to the terms and conditions contained herein; and

Whereas, Customer acknowledges that Flextronics’s expertise is manufacturing and that Flextronics’s responsibility related to the Customer’s Products is limited to this extent;

Now, therefore, the Parties, intending to be legally bound, hereby agree as follows:

1.                                      WORK, LICENSE, DEFINITIONS

1.1                               Work.  Flextronics agrees to perform the Work as defined in Section 1.3 herein pursuant to Purchase Orders, forecasts or changes thereto issued by Customer and accepted by Flextronics subject to and in accordance with the terms and conditions stipulated in this Agreement.

1.2                               License.  Flextronics is hereby granted by Customer a non-exclusive, nontransferable license limited for the term of this Agreement to use Customer’s patents, trade secrets and other intellectual property, as well as all the Specifications, relevant documentation and files, (collectively referred to hereinafter as “Customer’s IP”) provided by Customer to Flextronics for the sole and exclusive purpose of performing Flextronics’s obligations under this Agreement.  Customer shall retain full and sole ownership in Customer’s IP, including to any developments and/or enhancements related thereto devised by Flextronics, and Customer’s IP shall not be affected or limited in any manner whatsoever due to Flextronics’s right to use such Customer’s IP for the purpose of performing this Agreement.  Customer’s IP shall remain the confidential information of Customer as more fully described in Section 11.1.  By providing Flextronics the right to use Customer’s IP, for the sole purpose of performing this Agreement, Customer does not grant any express or implied right to Flextronics to or under any patents, copyrights, trademarks, or trade secret included in or related to Customer’s IP other than as expressly set forth above.

Flextronics shall use Customer’s IP only in a manner and form pre-approved by Customer or pursuant to this Agreement.  Flextronics will not misuse or divulge in any manner Customer’s IP, and Flextronics will not, and will not knowingly allow any third parties to: (i)

delete or modify any Customer’s IP proprietary notices which appear on or in the Product(s) or its related documents, including the Specifications; (ii) directly or indirectly modify, change, alter or otherwise tamper with the Specifications and/or the Product(s) and/or or modify, adapt, reverse engineer, translate or make derivative works based on the Specifications and/or Product(s); (iii) sell, sublicense, rent, lease, disclose, distribute, publish, copy, transfer or otherwise make the Specifications and/or Product(s) available to any third party other than Customer, or allow third parties other than Customer to use the Specifications and/or Product(s); and (iv) copy the documentation related to the Products — all except as otherwise provided for in this Agreement.

If at any time, Flextronics becomes aware of any breach of the provisions of Section 1.2 above, it shall promptly notify Customer in writing.  Upon becoming aware of such breach, Flextronics shall promptly use its best efforts to cure such breach to ensure that its use of Customer’s IP shall comply with this Agreement.  In the event a cure is not affected within 30 days period, then, Customer may terminate the license granted herein with respect to all non-conforming uses until the standards of use are restored and Flextronics receives written notice from Customer that it may resume said uses of Customer IP.

1.3                               Definitions.  Flextronics and Customer agree to the following definitions:

“Approved Vendor List” or “AVL”	Shall mean a list of manufacturers currently approved by Customer to provide the Materials specified in the bill of materials for the Product.

“Cost”

As it relates to Inventory and Special Inventory, Excess Inventory and Dead Inventory shall mean the cost represented on the bill of materials supporting the most current Product price at the time of issuance of a Materials Liability Report, cancellation of a Purchase Order or termination of this Agreement.

“Customer Controlled Materials”	Shall mean certain Materials (including all MDI components) provided by suppliers with whom Customer has a commercial contractual or non-contractual relationship, and I which are included in the AVL.

“Customer Controlled Materials Terms”	Shall mean the terms and conditions that Customer has negotiated with its suppliers for the purchase of Customer Controlled Materials and which are acceptable to Flextronics.

“Customer Supplied Inventory”	Shall mean Inventory or Special Inventory purchased by Flextronics, directly from the Customer.

“Customer Supplied Inventory Terms”	Shall mean the terms and conditions for the purchase of Customer Supplied Inventory Terms as agreed between the Parties.

“Disputes”	Shall have the meaning set forth in Section 11.12 below.

“Economic Order Materials”	Shall mean Materials purchased in quantities greater than the required amount in the Forecast, in order to achieve price targets for such Materials.

“Forecast”	Shall have the meaning set forth in Section 2.1 below.

“Inventory”	Shall mean any Materials or hand or on order that are acquired based on the Logistics Data pursuant to Customer’s Forecast.

“Lead Time(s)”

Shall mean in Section 2.3 the lead time recorded on Flextronics’s MRP system at the time of procurement of Inventory and Special Inventory or at the time of the cancellation of the purchase order or termination or expiration of this Agreement.’

“Logistics Data”

Shall mean material procurement policy such as: Lead Time, Long Lead Time, Economic Order Inventory, Minimum Order Quantity (MOQ), Order Multiple, Cancellation Window and Order Period and production capacity parameters all as defined in Appendix A attached hereto or as mutually agreed in writing.

“Long Lead Time Materials”	Shall mean Materials with Lead Times exceeding 13 weeks.

“Materials”	Shall mean labor, components, materials and supplies that are used in the manufacturing, testing, packaging, and distribution of Products.

“Minimum Order Quantity Materials”	Shall mean Materials purchased or ordered in excess of the requirement in the Forecast because of minimum lot sizes available from manufacturers.

“Purchase Order/s” or “Purchase order/s”	Purchase orders for Products -issued by Customer in accordance with the terms hereof and accepted by Flextronics.

“Product”	Shall mean the products described in Appendix B.

“Reports and Metrics”

Shall mean Customer Reports and Metrics that are defined by Customer and attached to this Agreement or otherwise mutually agreed by the parties in writing and will be provided by Flextronics on a periodical basis.

“Restrictive Work”	Shall have the meaning set forth in Section 1.4 below.

“Special Inventory”	Shall mean any Long Lead Time Materials, Minimum Order Quantity Materials and/or Economic Order Materials, on hand or on order.

“Specifications”

Shall mean the written specifications for each Product to be produced and provided by Customer, which shall include bill of Materials (including AVL), designs, schematics, assembly drawings, process documentation, test specifications, current revision number and any additional information reasonably requested by Flextronics or otherwise required hereunder. The initial Specifications are attached to Appendix B (Product List) and same may be updated by Customer from time to time subject to Flextronics advance written consent.

“Vendors”	Shall mean those vendors listed in the Approved Vendor List.

“Work”

Shall mean the manufacturing and delivery of the Products to Customer in accordance with and subject to the terms of this Agreement including: the procurement of Inventory and Special Inventory, allocation of the required manpower, implementation of planning and control of the manufacturing process, execution of the integrating processes, assembling, testing, and packing of the products, all of the foregoing pursuant to detailed written Specifications for each such Product which are attached to this Agreement and the delivering of such Products in accordance with Customer’s Purchase Orders issued in accordance with the terms hereof and accepted by Flextronics.

1.4                               Subcontractors.  Flextronics may not subcontract or outsource any part of the Work defined in Schedule 1.4 hereto to any subcontractor or third party (for the purpose hereof “Restrictive Work”) without the prior written consent of Customer which shall not be unreasonably withheld or delayed.  For the avoidance of doubt it is clarified that the use by Flextronics of personnel services shall not be deemed as subcontracting or outsourcing in any way.  Flextronics shall at all times remain responsible and liable for the acts and omissions of any such subcontractors to the same extent it would have been otherwise responsible and liable hereunder.  Flextronics shall take reasonable commercial steps to ensure that in no event may a subcontractor further subcontract or outsource those obligations subcontracted or outsourced to it to any third party.

1.5                               Non-Competition.  During a period commencing on the Commencement Date, as such term is defined below, and ending on the lapse of [ * * * ] from the Effective Date (the “Exclusivity Period”) Flextronics will not manufacture the Products and/or products that are both substitutable and substantially similar to the Products (“Similar Products”) at its facilities in Israel and the Ukraine for any direct competitor of the Customer (as defined below) without the Customer’s prior written consent, and Customer will manufacture Products and/or any Similar Products solely with Flextronics in Israel under the terms of this Agreement.  For the purposes hereof, a “direct competitor of the Customer” shall mean any entity, company or venture operating in the field of “on the panel” distributed power harvesting for the photovoltaic market.

The foregoing non-competition arrangement shall commence on the date that the Customer provides written notice to Flextronics (the “Commencement Date”) that it has completed the manufacture of [ * * * ] Power Boxes and [ * * * ] Inverters with other manufacturers or on [ * * * ], whichever is earlier.

Once the non-competition arrangement has commenced as aforesaid, the Customer may terminate it at any time by giving 60 days advance written notice to Flextronics; In addition, in the event that the Customer engages third parties to manufacture Products and/or Similar Products for the Customer at any time during the Exclusivity Period, the non-competition arrangement set out above shall terminate automatically at such time.

It is acknowledged and agreed that the aforesaid reference in Flextronics’ non-compete obligation to its facility in the Ukraine refers to the facility operated by Flextronics’ sister company, Flextronics Beregovo, and is entered into above by virtue of Flextronics GMs’ operational responsibility for this facility and will be effective only for as long as such responsibility subsists therewith and only with regards to a direct competitor of the Customer that has a research and development center in Israel or otherwise operates in Israel directly or through an affiliate thereof but excluding for this purpose a mere sales/marketing presence.

2.                                      FORECASTS, ORDERS, MATERIALS PROCUREMENT

2.1                               Forecast.  Customer shall provide Flextronics, on a monthly basis, at least 10 days prior to the end of the month in question, a rolling [ * * * ] month forecast indicating Customer’s best estimates of its Product requirements that is consistent with the Logistics Data and this Agreement (the “Forecast”).  Flextronics shall promptly notify Customer of any notices received from Vendors that require changes in the Logistics Data.  The Forecast shall be non-binding except with respect to Customers’s obligation to pay Flextronics for the purchase of Materials as expressly provided herein below.

2.2                               Purchase Orders.  Based on Customer’s requirements, Customer will issue from time to time, but no later then the 15th of each month, a written Purchase Order which specifies all Products to be delivered no later then 6 weeks commencing on the date of acceptance of the Purchase Order by Flextronics, in accordance with the most recent Forecast submitted.  Each Purchase Order shall reference this Agreement and the applicable written Specifications.  Flextronics shall accept each Purchase Order according to its terms (including the delivery date) within five 5 working days of receipt of such order provided that (i) Customer is meeting its obligations pursuant to the credit arrangements extended by Flextronics, (ii) the Purchase Order is consistent with this Agreement, the Forecast and the Logistics Data and the Logistics Data is not changed by the Vendors, (iii) Customer has timely provided the security required pursuant to Section 8.3, if any, and (iv) Customer is not in material breach of the Agreement.  Customer’s accepted Purchase Order shall constitute an irrevocable authorization for Flextronics to manufacture the Products, specified in the applicable Purchase Order.  Customer may use its standard purchase order form to release items, quantities, prices, schedules, change notices, specifications, or other notices, subject to and in accordance with the terms and conditions provided for hereunder.  Notwithstanding the foregoing, the Parties agree that the terms and conditions contained in this Agreement shall be the sole and exclusive terms and conditions related to the Work performed under this Agreement, unless the Parties hereto explicitly agreed otherwise in writing in each instance by an authorized signatory on their behalf.

2.3                               Materials Procurement.  Each Customer’s Forecast will constitute irrevocable authorization for Flextronics to procure Inventory and Special Inventory in compliance with the Logistics Data in order to manufacture the Products covered by such Forecast.  For the avoidance of doubt, it is clarified that Customer is liable for Materials procured as aforesaid even in cases where Customer later issues an updated Forecast showing a decrease in demand.

Changes in Logistics Data will be reviewed and approved by Customer once per calendar quarter.  Customer will either approve or ask to amend said policy (if necessary) within 10 days from receipt of such data from Flextronics based on changes in the commercial terms of the Materials (e.g., lead time, prices, etc.).  If Customer has not requested an amendment within said period the Logistics Data shall be deemed approved.  If Customer has requested such an amendment, it shall be subject to approval by Flextronics.  Notwithstanding the foregoing, Flextronics shall promptly update Customer in writing of any Vendors’ notices of increase in the lead times of Long Lead Time Materials.  For the avoidance of doubt, Flextronics shall provide such update promptly after any such increase is notified to it and shall not wait until the next quarterly revision of the Logistics Data.

Flextronics may purchase Long Lead-Time Materials sufficient to meet all deliveries under the Forecast, and may reasonably purchase Minimum Order Quantity Materials even if greater than the amount necessary to meet the quantities projected in the Forecast.  Flextronics shall purchase Economic Order Inventory only subject to the prior written approval of Customer.  Notwithstanding anything to the contrary herein or otherwise, where the excess amount purchased equals to [ * * * ] or less per line, same would be deemed to be reasonable purchase amounts in the case of Minimum Order Quantity Materials and no prior written consent is required from Customer in the case of Economic Order Inventory.

Flextronics shall use best reasonable commercial efforts in order to reduce the cost of the Materials procured, and of the performance of the Work.

2.4                               Preferred Supplier.  Simultaneously with the execution of this Agreement, Customer shall provide Flextronics with and maintain on an ongoing basis an Approved Vendor List (“Vendors”).  Flextronics shall only purchase the Materials required to manufacture Products from Vendors listed in the then-current AVL.  Customer shall allow Flextronics to suggest alternative vendors to be included in the AVL.  Any such alternative vendor will be included in the AVL only if Customer’s prior written approval was provided to Flextronics regarding such vendor.

2.5                               Customer Controlled Materials.  Customer may direct Flextronics to purchase Customer Controlled Materials and Customer Supplied Inventory in accordance with Customer Controlled Materials Terms and Customer Supplied Inventory Terms.  Customer acknowledges that Customer Controlled Materials Terms and Customer Supplied Inventory Terms will directly impact Flextronics’s ability to perform under this Agreement and to provide Customer with the flexibility Customer is requiring pursuant to the terms of this Agreement.  In the event that Flextronics reasonably believes that ‘Customer Controlled Materials Terms and Customer Supplied Inventory Terms will create an additional cost that is not covered by this Agreement, then Flextronics will notify Customer and the Parties will agree to either (a) compensate Flextronics for such additional costs, (b) amend this Agreement to conform to Customer Controlled Materials Terms and/or Customer Supplied Inventory Terms, or (c) amend the Customer Controlled Materials Terms and/or Customer Supplied Inventory Terms to conform to this Agreement, in each case at no additional charge to Flextronics.  Customer agrees to provide copies to Flextronics of all Customer Controlled Materials Terms and Customer Supplied Inventory Terms upon the execution of this Agreement and promptly upon execution of any new agreements with suppliers.  Customer agrees not to make any modifications or additions to the Customer Controlled Materials Terms and Customer Supplied Inventory Terms or enter into new Customer Controlled Materials Terms and Customer Supplied Inventory Terms that will negatively impact Flextronics’s procurement activities.

2.6                               Location of Manufacturing.  Manufacturing of all the Products shall initially be in Flextronics’ factory in Israel.  In the event that Customer manufactures, at Flextronics’s factory in Israel, not less than [ * * * ] Products during each of two consecutive calendar quarters ([ * * * ] or more in aggregate), Customer shall have the right, upon written notice to Flextronics, to initiate the following action for committing to retain [ * * * ] of the total manufacturing of Products in revenue terms with Flextronics in Israel while transferring [ * * * ] of the total manufacturing of Products in revenue terms to Flextronics group facility in the Ukraine or to China at Customer’s discretion.  In the event that SolarEdge provides notice as aforesaid, Flextronics and Customer shall use their best commercial reasonable efforts to devise and implement a respective transfer plan with appropriate operational manufacturing lines in the location indicated in such notice within [ * * * ] from the date thereof.  Flextronics shall provide Customer with a letter from EC Sykes (Head of Infrastructure Segment within Flextronics Group) supporting such efforts within 30 days from the Effective Date.

2.7                               Cessation of Manufacturing.  In the event that manufacturing of Products in Israel hereunder should cease or be suspended for any reason whatsoever in a manner that prevents Flextronics performance hereunder, Flextronics will promptly notify Customer thereof, provided that in no event shall such notice be given more than one day from such cessation or suspension.

3.                                     SHIPMENTS, SCHEDULE CHANGE, CANCELLATION, STORAGE

3.1                               Delivering and Shipments.  All Products delivered pursuant to the terms of this Agreement shall be suitably packed for shipment in accordance with Customer’s applicable

Specifications and marked for shipment to the destination specified in the applicable Purchase Order.  Shipment terms will be to any Customer’s designated facilities in Israel.  Risk of loss and title to Products will pass to Customer upon delivery to the location in Israel designated in the Purchase Order.  Any special packing expenses not included in the original price quotation for the Products, will be paid by Customer provided they were pre-approved by Customer in writing.

3.2                               Quantity Increases and Shipment Schedule Changes.  Customer may not cancel or otherwise change any accepted Purchase Orders.  However, at Customer’s request, Flextronics shall use best reasonable commercial efforts to enable the implementation of the change in question.  Flextronics will obtain Customer’s consent for any substantial additional cost that may be charged to Customer as a result of the change requested.  To the extent the change requested is an increase in the quantity ordered, Flextronics may utilize for this purpose the Safety Stock (as hereinafter defined).  For the purpose hereof, the term “Safety Stock” shall mean stock that Flextronics shall keep at its premises during the Term of this Agreement (as hereinafter defined) in the amounts detailed in Schedule 3.2 attached hereto.  Customer shall pay Flextronics for the Safety Stock in accordance with Section 3.3 hereof.

3.3                               Customer Responsibility for Materials, Inventory and Special Inventory.  By the end of each calendar quarter, Flextronics shall provide to Customer a report listing for the end of such quarter: (i) all Dead Inventory (as hereinafter defined); and (ii) all Excess Inventory (as hereinafter defined) (the “Materials Quarterly Report”).  Customer shall: (a) pay Flextronics an advance in the amount of [ * * * ] of the Cost of the Excess Inventory; and (b) purchase all Dead Inventory and pay Flextronics [ * * * ] of the Cost of all Dead Inventory (but only [ * * * ] in the case of Customer Supplied Dead Inventory), crediting any amount already paid on account thereof as Excess Inventory per subsection (a) above.  Payment of the foregoing amounts for Dead Inventory in (b) above shall be made by Customer against the presentation of valid invoices by Flextronics.  In the event such invoices are received by Customer by the 15th of the month, Customer shall pay by the end of such month; and in the event such invoices are received after the 15th of the month, Customer shall remit payment within 30 days from the end of the month in which the invoice was received.

“Excess Inventory” shall be defined as: (i) any Materials that remain in the Inventory and/or Special Inventory for more than [ * * * ]; or (ii) Inventory and Special Inventory which has been in Flextronics’ possession for less than [ * * * ] but for which there is demand only with respect to the last three months of the most updated Forecast ([ * * * ] through[ * * * ] month), as determined by Flextronics in accordance with inventory keeping methods generally practiced by Flextronics.  Flextronics will promptly notify Customer of any changes in said methods that would have a material affect on the calculation of the Excess Inventory for the purposes hereof.

“Dead Inventory” shall be defined as: (i) any Materials that remain in the Inventory and/or Special Inventory for more than [ * * * ]; and (ii) any Inventory and/or Special Inventory for which there is no demand in accordance with the most updated Forecast, as determined by Flextronics in accordance with inventory keeping methods generally practiced by Flextronics.  Flextronics will promptly notify Customer of any changes in said methods that would have a material affect the calculation of the Excess Inventory for the purposes hereof.

Prior to invoicing Customer for the amounts due pursuant to this Section 3.3, Flextronics will use its best reasonable commercial efforts to return unused Dead Inventory and to cancel pending orders for such inventory, and to dispose of it either through integration in other products, or in any other reasonably commercial possible manner, in order to mitigate the amounts payable by Customer, it being clarified that any cancellation charges and other expenses shall be charged to Customer.  Flextronics will ship the Dead Inventory paid for by Customer under this Section to Customer or as instructed by Customer in writing, but in any event in Israel, promptly upon said payment by Customer.  In the event Customer does not pay as aforesaid, and without derogating from Flextronics’s remedies under law, Flextronics will be entitled to dispose of such Inventory and Special Inventory in a commercially reasonable manner, including with respect to price and to credit Customer for any monies received from third parties in consideration of the sale of aforesaid Inventory and/or Special Inventory.  If the consideration received shall be less than the amounts due to Flextronics, Flextronics shall submit an invoice for the balance amount due and Customer agrees to pay said amount in accordance with the arrangements set out in last sentence of the first paragraph of this Section 3.3.  For the avoidance of doubt it is clarified that (i) risk to Dead Inventory shall pass to Customer upon delivery of the respective Materials Liability Report and title to Dead Inventory shall pass to Customer only upon full payment and delivery; and (ii) title to any other Inventory shall remain with Flextronics.

3.4                               Cancellation of Orders and Customer Responsibility for Inventory and/or Special Inventory.  Customer may cancel any portion of the Product quantity of an accepted Purchase Order at any time, provided that it pays Flextronics for Products, Inventory, and Special Inventory and expenses affected by the cancellation as follows: (i) [ * * * ] of the current price for all finished Products in Flextronics’s possession; (ii) [ * * * ] of the Cost of all Inventory and Special Inventory in Flextronics’s possession (other than Customer Supplied Inventory) and not returnable without charge (unless the charge was approved by Customer) to the vendor or usable for other customers at Flextronics sole discretion, Whether in raw form or work in process; (iii) [ * * * ] of the Cost of all Inventory and Special Inventory on order (other than Customer Supplied Inventory) and not cancelable without charge (unless the charge was approved by Customer) or usable for other customers at Flextronics sole discretion; (iv) [ * * * ] of the Cost of Customer Supplied Inventory; (v) any vendor cancellation charges incurred with respect to Inventory and Special Inventory accepted for cancellation or return by the vendor provided such cancellation charges were approved in writing in advance by Customer; and (vi) expenses actually incurred by Flextronics related to extra labor cost and equipment arising in connection with the cancellation of any portion of Customer’s accepted Purchase Orders.  Customer shall pay all amounts due under this Section in accordance with the arrangements set out in last sentence of the first paragraph of Section 3.3.  Without derogating from the aforesaid, Flextronics will use best reasonable commercial efforts to reduce the cost borne by Customer as a result of the Purchase Order’s cancellation.  Upon written demand from Customer, Flextronics will keep the Inventory and Special Inventory for an additional period of 180 days, for which Customer shall pay Flextronics storage charges of [ * * * ] per cubic meter per month.  If the stored Inventory and Special; Inventory are not used during this 180 days period, Flextronics will ship such Inventory and Special Inventory paid for by Customer under this Section to Customer or as instructed by Customer in writing, but in any event in Israel, promptly upon the payment of all amounts then due hereunder by Customer including the storage charges.  In the event Customer does not pay as aforesaid, and without derogating from Flextronics’s remedies under law, Flextronics will be entitled to dispose of such Inventory and Special Inventory in a commercially reasonable manner, including with respect to price and to credit Customer for any monies received from third parties in consideration of the sale of aforesaid Inventory and/or Special Inventory.  If the consideration received shall be less than the amounts due to Flextronics, Flextronics shall submit an invoice for the balance amount due and Customer agrees to pay said amount in accordance with the arrangements set out in last sentence of the first paragraph of this Section 3.3.  For the avoidance of doubt it is clarified that (i) risk to Inventory and Special Inventory shall pass to Customer upon cancellation, and (ii) title to same shall pass to Customer only upon full payment and delivery.

3.5                               Customer Responsibility for Ordered Product; Storage of Ordered Product.  In the event Customer does not arrange for the prompt pickup of Products ordered, even where the order is cancelled as provided in Section 3.4 above, and inspected by it under this Agreement within 21 days after being informed by Flextronics that such Products are ready for pickup in accordance with Customer’s Purchase Order, then Customer hereby authorizes Flextronics to transfer such Products to a warehouse operated by Flextronics or a third party as instructed by Customer.  Upon such transfer of said Product(s) to a third party warehouse, Flextronics will notify Customer regarding said transfer in writing, prior to such transfer.  Such transfer, to the extent accompanied by such written notice, shall be considered a delivery and sale to Customer for all purposes of this Agreement, and title and risk of loss for such Products shall thereupon transfer from Flextronics to Customer.  In accordance with the terms of this Agreement, Flextronics shall be entitled to invoice Customer for (i) such sale (Products) (ii) in the event Product(s) are stored at Flextronics facilities storage and handling charges of [ * * * ] per cubic meter per month.  Such storage and handling fee shall cover the expense of storage, security, and transporting the Products to and from such site.  During the time that the Products are stored at Flextronics facilities pursuant to this section hereof, Customer shall have the right, upon prior reasonable written notice, to inspect the Products for the purposes of this Agreement.  Customer may, at any given time (subject to satisfaction of Customer’s payment obligations), transfer by itself the Product(s) to any other facility or upon Customer’s request; Flextronics shall ship the Products to Customer under the terms of this Agreement at Customer’s sole expense.

3.6                               Obsolete Materials.  Upon receiving AVL supplier’s notification with respect to Materials which are no longer useable (“Obsolete Materials”), Flextronics shall promptly notify Customer in writing of such notification.  In such event, Flextronics and Customer may mutually agree upon the replacement components to be used instead the Obsolete Materials and the Parties shall mutually agree upon the required changes, provided that Customer shall bear all additional costs and expenses related thereto.

3.7                               Audit and Access.

(i)                                     Flextronics shall provide Customer periodical reports in the format agreed by Parties, which shall be submitted upon Customer request.  Customer may request other reports pertaining to the Work and Flextronics will provide such reports, to the extent commercially reasonable and at Customer’s sole expense.

(ii)                                  Customer shall have the right, at its expense, to conduct audits of the manufacturing services and related facilities, for the purpose of auditing Flextronics’s compliance with the manufacturing provisions of this Agreements as follows: The audits may include, only the equipment designated for the manufacturing process, the designated manufacturing facility at Flextronics’s premises, finished goods warehouse, the inventory designated for the Work and Product(s) and any technical records (manufacturing specifications, production files and quality documentation).  All audits shall be performed within Flextronics’s facility.  No documents or data of any kind, may be removed from Flextronics’s facility.  Customer will conduct the audits in a reasonable manner so as not to cause undue disruption to Flextronics’s work.  Audits shall be conducted during business hours, and shall be coordinated with Flextronics at least [ * * * ] in advance.  In the course of such audits and at Customer sole expense Flextronics shall provide, and shall inform its subcontractors to provide, such auditors any reasonable assistance that they may require in accordance with the aforesaid.

(iii)          [***]

3.8                               End of Life.  Flextronics shalt promptly notify Customer of Materials’ End of Life notice received from Vendors and, in such event, Flextronics will assist Customer to implement an “end of life time buy” with respect thereto in such quantity to cover the lead time required to source and qualify a new supplier of such components.

4.                                      ENGINEERING CHANGES

Customer may request, in writing, that Flextronics incorporate engineering changes into the Product.  Such request will include a description of the proposed engineering changes sufficient to permit Flextronics to accurately evaluate its feasibility and cost.  Flextronics shall endeavor to respond to Customer’s request in writing, within 3 working days of notification and shall state the costs and time of implementation and the impact on the delivery schedule, materials inventory, materials on order and pricing of the Product.  Flextronics will not be obligated to proceed with the engineering changes until the Parties have agreed upon the changes to the Product’s Specifications, delivery schedule and Product pricing and the Customer has issued a Purchase Order for the implementation costs to be borne by the Customer and the Cost of Inventory and Special Inventory on-hand and on-order that becomes obsolete in connection therewith (it being clarified that if Products, Inventory and Special Inventory are cancelled as affected by the ECO then such Products, Inventory and Special Inventory will be invoiced and paid by Customer as per Section 3.2).

5.                                     TOOLING, NON-RECURRING EXPENSES, SOFTWARE

Flextronics shall provide tooling that is not Product-specific at its expense.  Customer shall pay for or obtain and consign to Flextronics any Product-specific tooling (including all necessary materials, tools, prototypes and other equipment) and all other reasonably necessary non-recurring expenses, to be set forth in Flextronics’s quotation, such specific product or tooling shall remain Customer’s sole and exclusive property (“Customer Tooling”).  All Customer Tooling that Customer provides to Flextronics is and shall remain the sole property of

Customer. Customer grants Flextronics a non exclusive license to use Customer Tooling: (i) only for the purposes required to perform Flextronics’s obligations under this Agreement; (ii) subject to the terms and conditions set forth in Section 1.2 above; (iii) provided Flextronics will not by itself or knowingly allow any third parties to (a) delete, modify, alter, reverse engineer, or change software incorporated in Customer Tooling, or make inoperable authorization keys or license control utilities, or decompile or perform reverse engineering of such software, or modify, adapt, translate or make derivative works based on such software; (b) sell, sublicense, rent, lease disclose, distribute, publish, copy, transfer or otherwise make such software available to any party other than Customer, or allow third parties other than Customer to use such software; and (iv) provided Flextronics will not transfer the license granted under this section to any third party, all except as otherwise required for the purposes of this Agreement but subject to Customer’s, prior written approval.  All software developed by Flextronics (excluding any software which is a work for hire Product pursuant to this Agreement) to support the process tooling or otherwise shall be and remain the sole and exclusive property of Flextronics.

6.                                      EXPRESS LIMITED WARRANTY

Flextronics warrants that the Products will be manufactured in accordance with Specifications and in compliance with those laws and regulations of the State of Israel without reference to its choice of law rules, to the extent applicable to the manufacture of Products at Flextronics and will be free from defects in workmanship for a period of [ * * * ] from the date of production (the “Warranty Period”).  In addition, Materials are warranted to the same extent that the original manufacturer warrants the Materials and Flextronics passes such warranties through to Customer.  This express limited warranty does not apply to (a) Customer Tooling (b) Materials consigned or supplied by Customer to Flextronics; (c) defects resulting wholly or partially, from Customer’s Specifications or the design of the Products; and (d) Product that has been abused, damaged, altered or misused by any person or entity after title passes to Customer.  With respect to New Product Introduction (“NPI”) services, first articles, prototypes, pre-production units, test units or other similar Products, Flextronics makes no representations or warranties whatsoever.  Notwithstanding anything else in this Agreement or otherwise, Flextronics assumes no liability for or obligation related to the performance accuracy of the Specifications or defects of or due to tooling, designs or instructions produced or supplied by Customer and Customer shall be liable for all costs and/or expenses incurred by Flextronics related thereto.

Upon any failure of a Product to comply with the above warranty, Flextronics’s sole obligation, and Customer’s sole remedy, is for Flextronics, at its option, to promptly repair or replace such unit and return it to Customer freight from point of original delivery to be paid by Flextronics.  Customer shall return Products covered by the warranty after completing a failure report and obtaining a return material authorization number from Flextronics to be displayed on the shipping container.

Notwithstanding the foregoing, where such Products consist of [ * * * ], Flextronics shall not repair the [ * * * ] returned but same shall be replaced with new [ * * * ] supplied by Customer, and Customer shall be credited at the end of each quarter for the price of each [ * * * ] returned during the quarter and found defective under Warranty up to a total number of [ * * * ]that is equal to [ * * * ] of the [ * * * ] delivered by Flextronics to Customer during the last [ * * * ]

quarters, less the amount of [ * * * ] replaced as aforesaid during such period.  Where such Products consist of [ * * * ], Flextronics shall repair or replace such [ * * * ] as aforesaid, using its best reasonable commercial efforts to do so within 15 working days of receipt of the [ * * * ] by Flextronics.  Flextronics shall prepare a failure report with respect to the failure of such Products for submission to Customer.  Customer shall bear all risks, costs and expenses, associated with Products that have been returned to Flextronics not covered under the warranty above.  Customer will provide its own warranties directly to any of its end users or other third parties.  Customer will not pass through to end users or other third parties the warranties made by Flextronics under this Agreement.  Furthermore, Customer will not make any representations to end users or other third parties on behalf of Flextronics, and Customer will expressly indicate that the end users and third parties must look solely to Customer in connection with any problems, warranty claim or other matters concerning the Product.

EXCEPT AS SPECIFICALLY SET FORTH HEREIN, FLEXTRONICS MAKES NO OTHER WARRANTIES OR CONDITIONS ON THE PRODUCTS, EXPRESS, IMPLIED, STATUTORY, OR IN ANY OTHER PROVISION OF THIS AGREEMENT OR COMMUNICATION WITH CUSTOMER, AND FLEXTRONICS SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY OR CONDITION OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

7.                                      QUALITY ASSURANCE ARRANGEMENTS

The parties shall follow the quality assurance arrangements set out in Schedule 7.

8.                                      PAYMENT TERMS, ADDITIONAL COSTS AND PRICE CHANGES

8.1                               Price and Payment Terms.  The price for Products to be manufactured will be agreed by the Parties and will be indicated on the Purchase Orders issued by Customer and accepted by Flextronics.  The initial price shall be as set forth on the Price List attached hereto and incorporated herein as Appendix C.  The initial price for Products should be reviewed on a quarterly basis by the Parties.  Any changes and timing of changes shall be agreed upon in writing by the Parties.  All prices quoted are exclusive of VAT and customs taxes and same shall be borne by Customer.  Any other tax, cost or levy will be borne by each Party according to applicable law.  Payment for any Products, services or other costs to be paid by Customer hereinabove, shall be due [ * * * ] from the end of the month in which the invoice is received unless expressly provided otherwise in this Agreement and may be made by check or wire transfer.  Customer agrees to pay [ * * * ] monthly interest on all late payments (including all payments set forth in Section 3 that are late).  In Q1 and Q2 of 2010, Customer shall pay 30 days from the end of the month in which the invoice is received.

8.2                               Maintain Credit Line.  Customer agrees to provide the following financial information required by Flextronics from time to time in order to make a proper assessment of the creditworthiness of Customer: financials statements, P&L, balance sheet and cash flow statements.  Customer will act in good faith in order to provide Flextronics with any additional financial information that Flextronics may reasonably require regarding such creditworthiness review.  The foregoing information provided to Flextronics shall be deemed to be the confidential and proprietary information of Customer and shall not be disclosed by Flextronics to any third party or used by Flextronics for any purpose except for the purpose of assessing the creditworthiness of Customer as expressly stated above or for the purpose of recovering over due amounts from Customer hereunder.  Flextronics will, in good faith, review Customer’s creditworthiness periodically and may provide more favorable terms once it is of the opinion that it is prudent to do so.

8.3                               Credit Review.  Flextronic’ obligations to perform under this Agreement is conditioned upon its assessment from to time of Customer’s creditworthiness in accordance with Section 8.3 above and of the risks associated therewith.  As of the Effective Date, based, inter alia, on financial information provided by Customer, Flextronics approved a credit limit for Inventory, Special Inventory and accounts receivable from Customer as notified to Customer separately.  This credit limit shall remain valid until further written notice by Flextronics.  In the event Flextronics wishes to decrease the credit limit, it will give Customer a prior written notice, as follows:

(1)                                 In case of a material adverse change in Flextronics condition, as determined by Flextronics in good faith at its sole discretion — 60 days;

(2)                                 In case of a material adverse change in Customer condition, as determined by Flextronics in good faith at its sole discretion — 7 days; and

(3)                                 In case of a material adverse change in market conditions, as determined by Flextronics in good faith at its sole discretion — 30 days;

during which time the Parties will consult and endeavor in good faith to agree in writing, on the best way to mitigate the effect of the forthcoming change, by any one or more of the following means:

(i)                                     Customer will reduce the Forecast for Products;

(ii)                                  Customer will advance payments in order to reduce Flextronics’ exposure, or

(iii)                               Customer will obtain and maintain a stand-by letter of credit in favor of Flextronics, all in agreed form and substance.

It is clarified and agreed that as long as Customer has promptly provided Flextronics with the information required in accordance with Section 8.2 above and promptly advised Flextronics of any material adverse change in its financial condition, then Flextronics may cease to take additional risk and suspend its performance hereunder only following the lapse of the aforesaid prior notice period or until such agreement is reached and implemented, whichever is earlier; otherwise Flextronics may do so immediately upon giving said notice.

8.4                               Standard Cost.  For the purpose hereof, the term “Standard Cost” shall be defined as the cost for Materials as mutually agreed between the Parties.  The Parties shall apply the following process for setting Standard Costs:

8.4.1                     Standard Costs shall be set for all Materials, on a Quarterly basis.  Standard Costs shall be fixed for each Quarter and shall be adjusted in each subsequent Quarter.

8.4.2                     Flextronics shall submit updated Standard Costs to Customer in the first week of the last month of each Quarter.  The new proposed Standard Cost shall reflect the Materials price changes.  Standard Costs shall be mutually agreed between the Parties during the second week of the last month in the Quarter.  Product pricing for the next Quarter shall be based on the new Standard Costs and shall become effective on the first day of the Quarter.  Products prices will be set based on the new mutually agreed Standard Cost for all quantities of exiting customer Purchase Orders.

8.4.3                     In case Customer requests to increase Product quantities beyond the quantities indicated in Section 3.2 above and as a result of such increase the accumulated actual Purchase Price required to fulfill the additional quantities, of any component, exceeds that component’s Standard Cost multiplied by quantity ordered 14 more than 300 USD during the Quarter, Flextronics shall contact Customer for written approval prior to the purchase of any more of such component.  Customer shall respond to such purchase price variance (“PPV”) requests within five (5) business days.  Customer shall be deemed to have given its approval unless it delivers Flextronics a clear written advice to the contrary within said period.  Flextronics is hereby granted a waiver from requesting written approval if the quarterly accumulated variant per component is between 0 USD and up to 300 USD quarterly accumulated on all components.

8.5                               Purchase Price Variance Reconciliation and Inventory Revaluation.  PPV reconciliation will be applicable in cases when Purchase Orders are placed after the date at which the Standard Cost was in effect and the actual purchase price of any component exceeds its Standard Cost.  For those cases Flextronics undertake to’ request prior approval from Customer before placing purchase orders with suppliers in excess of 300 USD per order line during the Quarter all other parts are approved automatically.  There are two types of request Flextronics can ask for regarding price changes: (i) temporary price changes and (ii) fixed price changes.

Temporary price changes may be requested for reasons such as rescheduling delivery dates, temporary allocation or other reasons.  In such cases where Customer approved the change, the Standard Cost will remain the same for the next quarter and Flextronics will debit Customer’s account for the difference in price immediately.

Fixed price changes may be requested for reasons such as allocation market price change or other reasons.  In such cases where Customer approved the change, the Standard price will be changed in the next quarter and Flextronics will debit Customer’s account for the difference in price at the end of the quarter.  The amount will be calculated as follows: (Qty.  of parts receipted in Flextronics inventory in last quarter that were purchased in increased price * price difference).

8.6                               Reevaluation of Inventory.  After Customer has approved in writing the New Price List Report, Flextronics shall perform a reevaluation to the current inventories, in order to enable the immediate use of the new prices listed in the New Price List Report.  Flextronics shall provide Customer with a pricing Variances per Item Report which will include the revaluation results (the “Pricing Variances per Item Report”).  The reevaluation shall be performed in accordance with the following formula.  The reevaluation shall be performed in accordance with the following formula, and Flextronics shall issue a respective invoice to be paid by Customer within ten (10) days from the date of invoice, or a credit note, as applicable:

A=old price (per Item)

B=the new price (per Item)

C=quantity within the inventory

D=amount for debit/credit pursuant to the reevaluation per Item.

D=C*(A-13)

8.7                               WIP & Finished Goods.  At the end of each Quarter after the new Standard Cost of each part was steeled a new price for the product will be calculated by Flextronics and presented to Customer.  Those prices will take effect on the first day of the following Quarter.

8.8                               Additional Costs.  Customer is responsible for (a) any and all expediting charges reasonably necessary because of a change in Customer’s requirements which charges are pre approved, (b) any overtime charges based on manpower tariffs approved in advance by Customer, incurred as a result of delays in the normal production or interruption in the workflow process caused by Customer’s change in the Specifications.

9.                                      TERM AND TERMINATION

9.1                               Term.  The term of this Agreement shall commence on the date hereof and shall continue for two years thereafter (hereinafter the “Initial Term”) unless terminated as provided in Section 9.2.  After the expiration of the Initial Term (unless this Agreement has been terminated earlier), this Agreement shall be automatically renewed for separate but successive one year terms.

9.2                               Termination.  This Agreement may be terminated by (a) Flextronics for any reason subject to [ * * * ] days prior written notice to the Customer, provided that Flextronics may not exercise such right within the first 9 months of the term of this Agreement; (b) Customer for any reason subject to 90 days prior written notice to Flextronics; (c) by either Party if the other party defaults in the performance of any material terms or conditions of this Agreement (including any delivery or payment obligation) and such default continues unremedied for a period of 30 days after the delivery of written notice thereof by the terminating Party to the other Party, provided that if the defaulting party is able and is using good faith efforts to cure such default and requires more time to complete such cure, the time to remedy the default shall be extended by an additional 15 days; (d) as specifically provided in this Agreement, or (e) by either Party upon the other Party seeking an order for relief under the bankruptcy laws of the State of Israel or similar laws of any other jurisdiction, a composition with or assignment for the benefit of creditors, or dissolution or liquidation proceedings are initiated by or against the other party and not withdrawn within 60 days or an attachment or similar encumbrance is levied over a substantial part of the other party’s assets and is not removed within 60 days.

Expiration or termination of this Agreement under any of the foregoing provisions shall not affect: (i) the amounts due under this Agreement by either Party that exist on the date of expiration or termination, and as of such date onwards the provisions of Sections 3.2, 3.4 and 3.5 shall apply with respect to payment and shipment to Customer of finished Products, Inventory, and Special Inventory in existence as of such date.  For the sake of clarity: upon termination, Flextronics will cease all Work and Customer shall thereupon pay to Flextronics all amounts stated in Section 8 hereof for all completed Products, and as provided in Section 3.4 for any and all semi-finished products, Inventory, Special Inventory and Dead Inventory; (ii) any obligation due by Flextronics for the delivery and warranty of any Product(s) ordered prior to termination of this Agreement even if delivery date and/or warranty period related to said Product(s) is due after the expiration or termination date; and (iii) Customer’s rights, including without limitation Customer’s rights in Customer’s IP and Products, and any other rights granted to Customer under this Agreement.  In the event of any expiration or termination of this Agreement, all rights granted to Flextronics under this Agreement in respect of Customer’s IP, shall immediately terminate, and upon payment by Customer of any outstanding amounts due hereunder, Flextronics shall return to Customer all of Customer’s confidential and proprietary information in its possession and under its control, Flextronics shall coordinate with Customer the return of all Customer Tooling, and Customer shall bear all related expenses thereto.  Notwithstanding termination or expiration of this Agreement, Sections, 3, 6, 8, 9.2, 10, and 11 shall survive said termination or expiration.

10.                               LIABILITY, LIMITATION

10.1                        Patents, Copyrights, Trade Secrets, Other Proprietary Rights.  Customer shall defend, indemnify and hold harmless Flextronics from all claims, liabilities, costs, damages, judgments and attorney’s fees resulting from or arising out of any alleged and/or actual infringement or other violation of any patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes or other such rights related to the Product or third party claims relating to Customer’s instructions, tooling, specifications and designs (“Claims”) provided that: (i) Flextronics will provide the Customer with prompt written notice of any Claim no later than three business days following receipt of notice by Flextronics; (ii) Flextronics will grant Customer sole control of the defense and settlement of Claims, taking into account any reasonable request of Flextronics; provided that in case such settlement materially affects Flextronics’s business, such settlement shall be subject to Flextronics’s prior written approval; (iii) Flextronics will provide Customer with reasonable assistance, at Customer’s sole expense; and (iv) Customer assumes no liability for any Claims to the extent that such Claims result from the use by Flextronics of specifications other than the Specifications or from a material breach by Flextronics of the license set out in Section 1.2 above which breach was notified to Flextronics in writing and it has failed to cure same within 15 days of such notification.  If such Claim is brought, or Customer in good faith determines a Claim is likely to be made, Customer shall notify Flextronics and either: (a) procure for Flextronics the right to continue to perform this Agreement; (b) modify the Specification so that there will no longer be an infringement or misappropriation or (c) terminate this Agreement and pay Flextronics the consideration due under this Agreement for the Work performed until the date of termination, including all payments set forth in Section 3.

10.2.  Flextronics shall defend, indemnify and hold harmless Customer from all claims, liabilities, costs, damages, judgments and attorney’s fees resulting from or arising out of any alleged and/or actual infringement or other violation of any patents, patent rights, trademarks, trademark rights, trade names, trade name rights, copyrights, trade secrets, proprietary rights and processes or other such rights as a result of workmanship and manufacturing methods employed by Flextronics, but excluding Claims as defined above (“Manufacturing Claims”); provided that: (i) Customer will provide Flextronics with prompt written notice of any Manufacturing Claim no later than three business days following receipt of notice thereof by Customer; (ii) Customer will grant Flextronics sole control of the defense and settlement of Manufacturing Claims, taking into account any reasonable request of Customer; provided that in case such settlement materially affects Customer’s intellectual property rights, such settlement shall be subject to Customer’s prior written approval; and (iii) Customer will provide Flextronics with reasonable assistance, at Flextronics’s sole expense.  If a Manufacturing Claim is brought, or Flextronics in good faith determines a Manufacturing Claim is likely to be made, Flextronics shall notify Customer and either: (a) procure for Customer the right to continue to perform this Agreement; or (b) modify its manufacturing methods so that there will no longer be an infringement or misappropriation or (c) terminate this Agreement; provided however, that where Flextronics exercises its right to terminate pursuant to subsection (c) above, Flextronics shall, in good faith, provide a minimal period of time, not to exceed 180 days, during which Customer could reasonably be expected to establish alternate manufacturing arrangements (the “Transition Period”), and shall notify Customer in writing accordingly..  For the avoidance of doubt, during the Transition Period, the parties shall continue to perform their respective obligations pursuant to this Agreement.  Notwithstanding the foregoing, Customer shall have the right, no later than 7 days from said notice date, to request the managing partners of the auditors of Flextronics and Customer to jointly nominate an expert they deem qualified for the following purposes as soon as possible (the “Expert”).  The Expert shall have the power and authority, following discussions with both parties, to extend (up to 180 days as aforesaid) or shorten the Transition Period if he considers the period provided by Flextronics to be unreasonable.  The Expert shall also have the power and authority to determine which of the parties or both shall bear the cost of the process.  The Expert shall be required to determine the length of the Transition Period within 10 days from the date he accepts the nomination.  The Expert shall deliver a written resolution setting forth his reasoning.  Such resolution shall be final, conclusive and non-appealable.

THE FOREGOING STATES THE ENTIRE LIABILITY OF THE PARTIES TO EACH OTHER CONCERNING INFRINGEMENT OF PATENT, COPYRIGHT, TRADE SECRET OR OTHER INTELLECTUAL PROPERTY RIGHTS.

10.3                        No Other Liability.  EXCEPT WITH RESPECT TO A BREACH OF SECTION 1.2 [LICENSE] OR SECTION 11.1 [CONFIDENTIALITY], IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE DAMAGES OF ANY KIND OR NATURE ARISING OUT OF THIS AGREEMENT OR THE SALE OF PRODUCTS, WHETHER SUCH LIABILITY IS ASSERTED ON THE BASIS OF CONTRACT, TORT (INCLUDING THE POSSIBILITY OF NEGLIGENCE OR STRICT LIABILITY), OR OTHERWISE, EVEN IF THE PARTY HAS BEEN WARNED OF THE POSSIBILITY OF ANY SUCH LOSS OR DAMAGE AND EVEN IF ANY OF THE LIMITED REMEDIES IN THIS AGREEMENT FAIL OF THEIR ESSENTIAL PURPOSE.

11.                               MISCELLANEOUS

11.1                        Confidentiality.  All information and data exchanged between the Parties, written, verbally or in other media (provided verbal information shall be reduced within 60 days as of its delivery to writing), prior, during or after this Agreement, inter alia for the purpose of enabling Flextronics to manufacture and deliver Products under this Agreement (the “Purpose”), including intellectual property, patents, trademarks, trade secrets, algorithms, customers lists, and any other material related to the manufacturing of the Products, which may have been exposed to the receiving party, in any form and shape, shall be deemed to be “Confidential Information”.  The Parties will treat any such information according to the non-disclosure agreement (hereinafter “NDA”) executed between the Parties and attached as Appendix D hereto.  Without derogating from the provisions of the NDA, a party that receives Confidential Information will not disclose it directly or indirectly to any third party without the prior written consent of the disclosing party except to carry out the Purpose and provided that any such third party is bound by non-disclosure terms no less restrictive than those set out in the NDA and this section.  Confidential Information disclosed pursuant to this Agreement shall be maintained confidential during the term of this Agreement and for a period of five (5) years after any expiration or termination of this Agreement.  Either party shall hold the existence and terms of this Agreement confidential, unless it obtains the other party’s express written consent otherwise, provided, however, that the Parties consent to disclose this Agreement shall not be unreasonably withheld in the event a Party requests disclosure (a) to its employees, consultants and affiliates as necessary for the performance of its obligations pursuant to this Agreement; and/or (b) to actual and potential business partners, actual and potential investors in each Party’s company, and bankers and other financial institutions who have a need to know such information in order to enable a party to obtain financing; and/or (c) governmental authorities, as may be required by applicable law.  All documents and other tangible objects containing or representing Confidential Information and all copies thereof will be and remain the exclusive property of the disclosing party.  Nothing in this Agreement is intended to grant any rights to either party under any patent, copyright, or other intellectual property right of the other party, nor will this Agreement grant any party any rights in or to the Confidential Information of the other party, except as expressly set forth in this Agreement.

11.2                        Entire Agreement.  This Agreement, and all annexes hereto, constitutes the entire agreement between the Parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings between the Parties relating to such transactions.  In all respects, this Agreement shall govern and supersedes any other documents related to the Work contemplated herein including, without limitation, preprinted terms and conditions on Customer’s purchase orders and these shall be of no force and effect.

11.3                        Amendments, Schedules and Appendices.  This Agreement may be amended only by written consent of both parties.  Each Schedule and Appendix hereto is incorporated herein by this reference.  The parties may amend any Schedule and Appendix from time to time by entering into a separate written agreement, referencing such Schedule and Appendix and specifying the amendment thereto, signed by an authorized representative of each of the parties.

11.4                        Headings.  Headings are included in this Agreement for ease of reference only and shall not affect the interpretation or construction of this Agreement.

11.5                        Independent Contractor.  Neither party shall, for any purpose, be deemed to be an agent of the other party and the relationship between the parties shall only be that of independent contractors.  Neither party shall have any right or authority to assume or create any obligations or to make any representations or warranties on behalf of any other party, whether express or implied, or to bind the other party in any respect whatsoever.

11.6                        Insurance.  During the term of this Agreement, each of Flextronics and Customer agrees to maintain appropriate insurance to cover its risks under this Agreement with coverage amounts commensurate with levels in their respective markets.  Customer shall maintain insurance for finished Products or Materials for which the risk of loss passes to Customer pursuant to this Agreement.

11.7                        Force Majeure.  In the event that either party is prevented from performing or is unable to perform any of its obligations under this Agreement (other than a payment obligation) due to any Act of God, fire, casualty, flood, earthquake, war, strike, lockout, epidemic, destruction of production facilities, riot, insurrection, Materials unavailability, or any other cause unknown to the Parties at the execution of this Agreement which is beyond the reasonable control of the party invoking this section, and if such party shall have used its commercially reasonable efforts to mitigate its effects, inter alia as part of DRP (Disaster Recovery Plan) program, such Party shall give prompt written notice to the other Party regarding the circumstances surrounding such preventing event, its performance shall be excused, and the time for the performance shall be extended for the period of delay or inability to perform due to such occurrences.  Regardless of the excuse of Force Majeure, if such Party is not able to perform within 90 days after such event, the other Party may terminate the Agreement.  Notwithstanding anything to the contrary herein or otherwise, neither party may rely on the aforesaid provisions or on any force majeure circumstance applicable by law as an excuse for non-payment.

11.8                        Successors, Assignment.  This Agreements shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns and legal representatives.  Neither Party shall have the right to assign or otherwise transfer its rights or obligations under this Agreement except with the prior written consent of the other party, not to be unreasonably withheld.  Notwithstanding the aforesaid, (i) Flextronics shall be entitled to assign its-rights to be paid hereunder to banks or first tier financial institutions, and (ii) to the extent Customer shall first pay in full all debts and liabilities in accordance with this Agreement, Flextronics will give its consent for Customer to transfer and/or assign this Agreement to any company controlling Customer (directly or indirectly), controlled by Customer or to the surviving entity in the event of any merger or acquisition.  It being clarified and agreed that Flextronics may consider in good faith any such assignment as a material adverse change in Customer’s condition in accordance with section 8.3 and require a security without prior notice.  Following any such assignment by Customer, Flextronics shall be entitled to terminate this Agreement by an advanced written notice of 180 days.

11.9                        Notices.  All notices required or permitted under this Agreement will be in writing and will be deemed received (a) when delivered personally; (b) when sent by facsimile, evidenced by a written confirmation; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) two (2) days after deposit with a commercial overnight carrier.  All communications will be sent to the addresses set forth above or to such other address as may be designated by a party by giving written notice to the other Party pursuant to this section.

11.10                 Set-off.  Amounts due in connection with this Agreement may not be set off except with mutual prior written consent.  Flextronics may, at anytime in its sole discretion, apply any amount that may be due and/or received from Customer in credit of any Customer’s liability, whether or not conditional, contingent and/or quantified.

11.11                 Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

11.12                 Customer Guaranty.  Customer hereby unconditionally guarantees to Flextronics the full and prompt compliance by all Customer Affiliates (as hereinafter defined) with the terms and conditions of this Agreement, whether now existing or later arising (the “Guaranteed Obligations”).  This guarantee is absolute, continuing, unlimited and independent and will not be affected, diminished or released for any reason.  Customer waives (i) diligence, presentment, demand for payment, protest or notice of any default or nonperformance by any Customer Affiliate, (ii) notice of waivers or indulgences given to any Customer Affiliate and (iii) all defenses, offsets and counterclaims against Flextronics, any right to the benefit of any security or statute of limitations, and any requirement that Flextronics proceed first against a Customer Affiliate or any collateral security and all other suretyship defenses.  Until the Guaranteed Obligations have been paid and performed in full, Customer will not enforce any right of subrogation.  Customer shall indemnify, defend and hold Flextronics and its affiliates harmless from any and all claims by any Customer Affiliates to the extent that such claims are inconsistent with the terms and conditions of this Agreement.  For purposes of this Section 11.12, “Customer Affiliates” means affiliates of Customer who purchase Products from Flextronics or any of its affiliates.

11.13                 Disputes Resolution.

(i)                                     Any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof shall be exclusively settled in arbitration in accordance with substantial Israeli law.  The arbitrator shall be Adv. Ram Caspi or Adv. Robi Bachar if Ram Caspi is unavailable or unwilling to serve in such capacity or, if Robi Bachar is also unavailable or unwilling to serve in such capacity, as shall be determined by the President of the Israeli Bar at the request of any party hereof.

(ii)                                  Without derogating from rights of termination as detailed in this Agreement, it is clarified that Flextronics will continue to provide the Work and Customer shall continue to perform its obligations hereunder during any arbitration or legal proceedings commenced pursuant to this Section 11.12(i) above and the existence of a dispute shall not enable Flextronics to stop the Work or services or otherwise not timely perform its obligations or enable Customer to stop payments or otherwise not timely perform its obligations, except that Flextronics shall be entitled to demand appropriate securities, such as bank guarantees and pre-payments as a condition to the continued performance thereby of any further Work.

(iii)                               The foregoing shall not affect the right of the parties to seek injunctions, winding up or bankruptcy process before the competent Court.

11.14                 Law and Jurisdiction.  This Agreement shall be governed by and construed in accordance with the laws of the state of Israel, without giving effect to choice of law rules.  Subject to Section 11.123(i) the competent courts in Tel-Aviv shall have exclusive jurisdiction on any dispute arising hereunder.  Section 11.123(i) shall not apply to disputes as to a breach of confidentiality obligations under this Agreement;

11.15                 Even-Handed Construction.  The terms and conditions as set forth in this Agreement have been arrived at after mutual negotiation, and it is the intention of the parties that its terms and conditions not be construed against any party merely because it was prepared by one of the parties.

11.16                 Controlling Language.  This Agreement is in English only, which language shall be controlling in all respects.  All documents exchanged under this Agreement shall be in English.

11.17                 List of Appendices and Schedules.  The following Appendices and Schedules, attached hereto, form an integral part of this Agreement:

(i)                                     Appendix A:  Logistics Data

(ii)                                  Appendix B:  Products and Specifications

(iii)                               Appendix C:  Price List

(iv)                              Appendix D:  NDA

(v)                                 Schedule 1.4:  Restrictive Work

(vi)                              Schedule 3.2:  Safety Stock

(vii)                           Schedule 7:     QA Arrangements

[Remainder of page intentionally left blank]

[Signature page to Manufacturing Services Agreement]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date written above:

SolarEdge Technologies Ltd.	Flextronics (Israel)

By:	By:

Title:	Title:

General Terms

1.                                      Incoterms 2000

For the purposes hereof all costs of imported components are based on vendor’s FOB prices at the closest port (geographically)  Israel

2.                                      Freight

The costs of imported components hereunder are based on sea transportation from vendor’s origin to Flextronics.

3.                                      Customs Drawbacks

Customer shall transfer to Electronics all amounts received by Customer as drawback from the Israeli custom authorities, in connection with the imported components, immediately upon receiving such drawback. Customer shall use the services of a drawback specialist, designated by Flextronics and approved by Customer, in order to receive such drawback.

Any commitment by Flextronics is subject to the vendors observance of this Logistic Data and to Flextronics actual production capacity at the relevant time.

Item	Desc		Mpg	Mpg	LT			Effective date	Item status
D1020E	PCB Digis	pur	4	4	70	SOLAREDGE	[ * * * ]	01/10/2009	Dead	Customer cat no	[ * * * ]
D1020F	digital boar	pur	4	4	40	CCTC	[ * * * ]	27/01/2010	Active	SOLAREDGE	[ * * * ]
D1020F	digital boar	pur	4	4	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	SOLAREDGE	[ * * * ]
D1020F	digital boar	pur	4	4	40	SOLAREDGE	[ * * * ]	07/10/2009	Active	SOLAREDGE	[ * * * ]
D1025C	PCB DCB	pur	1	1	75	SOLAREDGE	[ * * * ]	01/10/2009	Dead	Customer cat no	[ * * * ]
D1025E	Power boar	pur	1	1	40	CCTC	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1025E	Power boar	pur	1	1	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1044C	Portia-LCD	pur	2	2	40	CCTC	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1044C	Portia-LCD	pur	2	2	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1045B	Power-Sup	pur	8	8	40	CCTC	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1045B	Power-Sup	pur	8	8	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1056C	PCB for G	pur	4	4	40	CCTC	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1056C	PCB for G	pur	4	4	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
D1072A	PCB for V	pur	1	1	40	CCTC	[ * * * ]	27/01/2010	Active	SOLAREDGE	[ * * * ]
D1072A	PCB for V	pur	1	1	40	GIA TZOONG	[ * * * ]	27/01/2010	Active	SOLAREDGE	[ * * * ]
D1072A	PCB for V	pur	1	1	40	SOLAREDGE	[ * * * ]	03/12/2009	Active	SOLAREDGE	[ * * * ]
ECI-CC-90226	CAP 22UF	pur	1000	1000	75	NIPPON CHEMI CON	[ * * * ]	21/09/2009	Dead	NIPPON CHEMI CON	[ * * * ]
ECI-CE-23906	CAP EL 39	pur	1000	1000	100	NIPPON CHEMI CON	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

Item	Desc		Mpg	Mpg	LT			Effective date	Item status
ECI-CE-23906	CAP EL 39	pur	1000	1000	100	RUBYCON	[ * * * ]	16/12/2009	Active	Customer cat no	[ * * * ]
ECI-CE-40476	CAP TH 4	pur	8000	2000	100	RUBYCON	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CE-50019	CAP TH 1	pur	1000	1000	75	NIPPON CHEMI CON	[ * * * ]	16/12/2009	Dead	NIPPON CHEMI CON	[ * * * ]
ECI-CE-50228	CAP TH 2	pur	800	800	75	NIPPON CHEMI CON	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECI-CE-70476	CAP SMT	pur	1000	1000	100	NIPPON CHEMI CON	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CE-90019	CAP 1000	pur	600	600	100	SIC SAFECO	[ * * * ]	02/08/2009	Active	SIC SAFCO	[ * * * ]
ECI-CE-90356	CAP TH 3	pur	2000	2000	100	NIPPON CHEMI CON	[ * * * ]	02/08/2009	Active	NIPPON CHEMI CON	[ * * * ]
ECI-CE-90477	CAP TH 4	pur	8000	2000	100	RUBYCON	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CE-9A557	CAP ELEC	pur	800	500	100	NIPPON CHEMI CON	[ * * * ]	22/11/2009	Active	NIPPON CHEMI CON	[ * * * ]
ECI-CF-90335	CAP CER	pur	70	70	100	VISHAY	[ * * * ]	18/10/2009	Active	Customer cat no	[ * * * ]
ECI-CF-90684	CAP REG	pur	6376	5376	100	WIMA(WILHELM WESTRMANN)	[ * * * ]	08/11/2009	Active	Customer cat no	[ * * * ]
ECI-CF-90684	CAP REG	pur	5376	5376	100	WIMA(WILHELM WESTRMANN)	[ * * * ]	11/10/2009	Active	Customer cat no	[ * * * ]
ECI-CF-90684	CAP REG	pur	5376	5376	100	WIMA(WILHELM WESTRMANN)	[ * * * ]	08/11/2009	Active	Customer cat no	[ * * * ]
ECI-CF-90684	CAP REG	pur	5376	5376	100	WIMA(WILHELM WESTRMANN)	[ * * * ]	11/10/2009	Active	Customer cat no	[ * * * ]
ECI-CF-94703	CAP TH 47	pur	5000	500	100	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CF-9X474	CAP TH 47	pur	10000	100	100	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CN-00048	Black star	pur	1	1	70	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	27/10/2009	Dead		[ * * * ]
ECI-CN-00092	Modular J	pur	1	1	75	AMTEK	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-CY-90014	CAP TH 1	pur	1	1	60	WIMA(WILHELM WESTRMANN)	[ * * * ]	31/08/2009	Dead		[ * * * ]
ECI-CY-90222	CAP TH C	pur	10500	750	100	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECI-CY-90223	CAP TH 2	pur	1	1	50	WIMA(WILHELM WESTRMANN)	[ * * * ]	31/08/2009	Dead		[ * * * ]
ECI-CY-92014	CAP RAD	pur	5000	1000	100	VISHAY	[ * * * ]	01/09/2009	Active	Customer cat no	[ * * * ]
ECI-CY-97223	CAP TH 2	pur	5250	750	100	VISHAY	[ * * * ]	01/09/2009	Active	Customer cat no	[ * * * ]
ECI-DC-0632A	RELAY 30	pur	50	50	70	SONG CHUAN	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
ECI-DC-2600L	SURGE A	pur	300	50	60	LITTELFUSE	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-DC-A9DEF	POWER	pur	100	40	75	ZETTLER COMPONENTS INC	[ * * * ]	02/08/2009	Dead	ZETTLER COMPONENTS INC	[ * * * ]
ECI-IF-3063T	OPTOCO	pur	1	1	60	FAIRCHILD	[ * * * ]	02/08/2009	Dead	FAIRCHILD	[ * * * ]
ECI-IF-P797J	OPTOCO	pur	400	50	45	TOSHIBA	[ * * * ]	08/12/2009	Active	TOSHIBA	[ * * * ]
ECI-IF-W3120	OPTOCO	pur	84	42	60	AVAGO TECHNOLOGIES	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-IF-XBP24	XBee PRC	pur	1	1	60	DIGI INTERNATIONAL USA	[ * * * ]	01/12/2009	Active	DIGI INTERNATIONAL USA	[ * * * ]
ECI-IN-00000	IC THTRA	pur	2500	1	75	VAC	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-IN-00002	CHOKE D	pur	1	1	75	SMP	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-IN-00003	CHOKE S	pur	1	1	75	KASCHKE SMARTPOWER	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-IN-00801	IC TH lp	pur	2500	1	75	VAC	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-IN-07634	Filters TH	pur	1200	1260	75	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECI-IN-11487	Transform	pur	1400	100	70	PAYTON	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECI-IN-11487	Transform	pur	1400	100	70	XFMRS	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECI-IN-20216	CHOKE C	pur	1080	1	75	MAGNETICS L.T.D.	[ * * * ]	06/01/2010	Active	Customer cat no	[ * * * ]
ECI-IN-30201	CHOKE C	pur	1000	1000	70	MAGNETICS L.T.D.	[ * * * ]	06/01/2010	Active	Customer cat no	[ * * * ]
ECI-IN-40031	IC TH tran	pur	5000	1	75	VAC	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-RE-00153	RES TH 1	pur	1	1	60	VISHAY	[ * * * ]	18/10/2009	Dead	Customer cat no	[ * * * ]
ECI-RE-03102	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	30/09/2009	Active	YAGEO	[ * * * ]
ECI-RE-03162	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECI-RE-X0100	NTC CUR	pur	3000	3000	70	AVXKYOCERA	[ * * * ]	29/11/2009	Active	EPCOS	[ * * * ]

Item	Desc		Mpg	Mpg	LT			Effective date	Item status
ECI-RE-X0100	NTC CUR	pur	3000	3000	70	EPCPS	[ * * * ]	29/11/2009	Active	EPCOS	[ * * * ]
ECI-RE-X0150	Therm/stor	pur	2250	2250	70	AVXKYOCERA	[ * * * ]	28/10/2009	Dead	Customer cat no	[ * * * ]

ECI-RE-X0683	RES TH 6	pur	5000	5000	70	MULTICOMP	[ * * * ]	02/06/2009	Active	MULTICOMP	[ * * * ]
ECI-RE-Y0034	THERMIS	pur	1	1	70	EPCOS	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECI-SW-FSM2J	Switches S	pur	1000	1000	75	KINGTEK	[ * * * ]	02/08/2009	Active	KingTEK	[ * * * ]
ECI-TR-APT68	high speed	pur	800	800	40	MICROSEMI	[ * * * ]	02/09/2009	Active	Customer cat no	[ * * * ]
ECI-VR-2220S	VARISTOP	pur	3000	3000	70	EPCOS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECI-VR-87222	VARISTOP	pur	1600	1600	70	EPCOS	[ * * * ]	02/08/2009	Active	EPCOS	[ * * * ]
ECS-AC-64020	LV ASIC 6	pur	1	1	60	SOLAREDGE	[ * * * ]	22/12/2009	Active	Customer cat no	[ * * * ]
ECS-AM-2363U	IC HS CM	pur	1500	75	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-AM-2356A	IC SMT OP	pur	75	75	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-AM-2374A	IC SMT OP	pur	2500	2500	100	TEXAS INSTRUMENTS	[ * * * ]	22/10/2009	Active	Customer cat no	[ * * * ]
ECS-AM-2461C	IC SMT R	pur	3000	50	100	TEXAS INSTRUMENTS	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-AM-2484A	IC SMT OR	pur	50	50	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-AM-2721D	IC SMT OR	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	24/08/2009	Deed
ECS-AM-2903M	IC SMD Lo	pur	95	95	84	NATIONAL SEMICONDUCTOR	[ * * * ]	02/08/2009	Active	NATIONAL SEMICONDUCTOR	[ * * * ]
ECS-AM-3492A	IC COMP A	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Deed
ECS-AM-8039A	IC VOLT-F	pur	1000	98	85	ANALOG DEVICES	[ * * * ]	02/08/2009	Active	ANALOG DEVICES	[ * * * ]
ECS-BT-02330	BAT HOLD	pur	2500	1	50	KEYSTONE ELECTRONICS	[ * * * ]	02/08/2009	Active	KEYSTONE ELECTRONICS	[ * * * ]
ECS-BT-X2330	BATT LITH	pur	1	1	75	VIPOW	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-CC-20016	CAP SMT	pur	3000	3000	100	KEMET ELECTRONICS	[ * * * ]	24/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-20016	CAP SMT	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	29/11/2009	Active	Customer cat no	[ * * * ]
ECS-CC-20225	CAP SMT	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	18/10/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-20226	Capacitor 2	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-CC-20474	CAP CER	pur	3000	3000	100	AVX/KYOCERA	[ * * * ]	25/01/2010	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-20474	CAP CER	pur	3000	3000	100	KEMET ELECTRONICS	[ * * * ]	25/01/2010	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-20474	CAP CER	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-20475	CAP 1206	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-20684	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-20684	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	09/12/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-20684	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-2X225	CAP SMT	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-2X225	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-2Y017	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2000	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-2Y681	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	17/12/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-2Y681	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	17/12/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-2Y681	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	17/12/2009	Active	MURATA MANUFACTURING	[ * * * ]

ECS-CC-2Y681	CAP CER	pur	4000	4000	100	VISHAY	[ * * * ]	17/12/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30012	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30012	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30013	CAP 0805	pur	20000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30013	CAP 0805	pur	20000	4000	100	VISHAY	[ * * * ]	25/11/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30014	CAP SMD	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30014	CAP SMD	pur	4000	4000	100	VISHAY	[ * * * ]	25/11/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30015	CAP 0805	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	18/10/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30016	CAP CER	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30070	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	18/10/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30105	CAP CER	pur	3000	3000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30105	CAP CER	pur	3000	3000	100	KEMET ELECTONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30105	CAP CER	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30153	CAP SMT	pur	16000	4000	75	AVX/KYOCERA	[ * * * ]	18/08/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-30153	CAP SMT	pur	16000	4000	75	MURATA MANUFACTURING	[ * * * ]	25/11/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-30200	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30200	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]

ECS-CC-30220	CAP SMT	pur	4000	4000	100	KEMET ELECTONICS	[ * * * ]	02/08/2009	Active	KEMET ELECTONICS	[ * * * ]
ECS-CC-30220	CAP SMT	pur	4000	4000	100	VISHAY	[ * * * ]	25/11/2009	Active	KEMET ELECTONICS	[ * * * ]
ECS-CC-30222	CAP SMT	pur	1	1	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30222	CAP SMT	pur	1	1	100	VISHAY	[ * * * ]	25/11/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-30225	CAP SMD	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30472	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30472	CAP CER	pur	4000	4000	100	KEMET ELECTONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30472	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30472	CAP CER	pur	4000	4000	100	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30474	CAP SMT	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30474	CAP SMT	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30474	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-CC-30680	CAP SMT	Pur	12000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-CC-30680	CAP SMT	pur	12000	4000	100	KEMET ELECTRONICS	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-CC-30680	CAP SMT	pur	12000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-CC-30680	CAP SMT	pur	12000	4000	100	VISHAY	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-CC-36C8X	CAP SMT	pur	4000	4000	75	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]

ECS-CC-3A013	CAP SMT	pur	1000	1000	75	AVX/KYOCERA	[ * * * ]	02/08/2009	Dead	AVX/KYOCERA	[ * * * ]
ECS-CC-3A013	CAP SMT	pur	1000	1000	75	KEMET ELECTRONICS	[ * * * ]	25/11/2009	Dead	AVX/KYOCERA	[ * * * ]
ECS-CC-3A015	CAP SMT	pur	1000	1000	100	KEMET ELECTRONICS	[ * * * ]	03/11/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3A015	CAP SMT	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3B013	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3B013	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-CC-3B013	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-CC-3B013	CAP SMT	pur	4000	4000	100	VISHAY	[ * * * ]	29/11/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3C332	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3C332	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	KEMET ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J331	CAP CER	pur	1000	1000	100	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J581	CAP CER	pur	1000	1000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]

ECS-CC-3J581	CAP CER	pur	1000	1000	100	KEMET ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J581	CAP CER	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3J581	CAP CER	pur	1000	1000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3K472	CAP CER	pur	1000	1000	100	AVX/KYOCERA	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3K472	CAP CER	pur	1000	1000	100	KEMET ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-3K472	CAP CER	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	09/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3R200	CAP CER	pur	1	1	60	MURATA MANUFACTURING	[ * * * ]	10/01/2010	DEAD	Customer cat no	[ * * * ]
ECS-CC-3X011	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X011	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X151	CAP CER	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X151	CAP CER	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X220	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	VISHAY	[ * * * ]
ECS-CC-3X220	CAP SMT	pur	4000	4000	100	VISHAY	[ * * * ]	02/08/2009	ACTIVE	VISHAY	[ * * * ]
ECS-CC-3X222	CAP 0402	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3X330	CAP SMT	pur	1	1	60	KEMET ELECTRONICS	[ * * * ]	18/08/2009	DEAD
ECS-CC-3X470	CAP SMD	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3X470	CAP SMD	pur	10000	10000	100	KEMET ELECTRONICS	[ * * * ]	25/11/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]

ECS-CC-3X471	CAP SMT	pur	1	1	75	KEMET ELECTRONICS	[ * * * ]	25/11/2009	DEAD	Customer cat no	[ * * * ]
ECS-CC-3X471	CAP SMT	pur	1	1	75	MURATA MANUFACTURING	[ * * * ]	02/08/2009	DEAD	Customer cat no	[ * * * ]
ECS-CC-3X472	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	18/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-3X680	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	02/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3X681	CAP SMD	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X681	CAP SMD	pur	10000	10000	100	KEMET ELECTRONICS	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X681	CAP SMD	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3X682	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3X682	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3X822	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3X822	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3X822	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Y012	CAP SMD	pur	1	1	75	AVX/KYOCERA	[ * * * ]	02/08/2009	DEAD	Customer cat no	[ * * * ]
ECS-CC-3Y012	CAP SMD	pur	1	1	75	EPCOS	[ * * * ]	25/11/2009	DEAD	Customer cat no	[ * * * ]
ECS-CC-3Y013	CAP CER	pur	4000	4000	70	AVX/KYOCERA	[ * * * ]	22/11/2009	DEAD
ECS-CC-3Y015	CAP 1206	pur	2500	2500	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Y015	CAP 1206	pur	2500	2500	100	KEMET ELECTRONICS	[ * * * ]	16/12/2009	ACTIVE	Customer cat no	[ * * * ]

ECS-CC-3Y123	CAP SMT	pur	1	1	60	AVX/KYOCERA	[ * * * ]	18/08/2009	DEAD
ECS-CC-3Y123	CAP SMT	pur	1	1	60	MURATA MANUFACTURING	[ * * * ]	25/11/2009	DEAD
ECS-CC-3Y151	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-3Y221	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	18/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Y222	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Y222	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	25/11/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Y222	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Y330	CAP SMT	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Y330	CAP SMT	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	29/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Y331	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-3Y331	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-3Y332	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	02/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Y470	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	03/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Y470	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	03/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Y470	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	03/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Z012	CAP SMT	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Z012	CAP SMT	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]

ECS-CC-3Z012	CAP SMT	pur	10000	10000	100	VISHAY	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Z013	CAP CER	pur	1	1	100	AVX/KYOCERA	[ * * * ]	22/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Z014	CAP 063	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Z014	CAP 063	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-3Z105	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	02/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-3Z222	CAP CER	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Z222	CAP CER	pur	10000	10000	100	KEMET ELECTRONICS	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Z222	CAP CER	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	17/12/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-3Z331	CAP SMT	pur	10000	10000	75	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-40013	CAP SMT	pur	4000	4000	75	AVX/KYOCERA	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40014	CAP SMT	pur	4000	4000	70	TDK	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40015	CAP SMT	pur	2500	2500	100	KEMET ELECTRONICS	[ * * * ]	18/08/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-40015	CAP SMT	pur	2500	2500	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	KEMET ELECTRONICS	[ * * * ]
ECS-CC-40016	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	18/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-40331	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40331	CAP CER	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40391	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	Customer cat no	[ * * * ]

ECS-CC-40391	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	16/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40391	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	16/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40391	CAP SMT	pur	4000	4000	100	VISHAY	[ * * * ]	16/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-40472	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-4X013	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-4X013	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-4X013	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-4X013	CAP SMT	pur	4000	4000	100	VISHAY	[ * * * ]	25/01/2010	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-4X225	CAP CER	pur	1000	1000	100	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-50016	CAP SMD	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	01/10/2009	ACTIVE	AVX/KYOCERA	[ * * * ]
ECS-CC-50017	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-50017	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	07/12/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-50223	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	18/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-50225	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-50470	CAP SMT	pur	4000	4000	75	AVX/KYOCERA	[ * * * ]	18/08/2009	DEAD	AVX/KYOCERA	[ * * * ]
ECS-CC-50470	CAP SMT	pur	4000	4000	75	KEMET ELECTRONICS	[ * * * ]	16/12/2009	DEAD	AVX/KYOCERA	[ * * * ]
ECS-CC-50470	CAP SMT	pur	4000	4000	75	MURATA MANUFACTURING	[ * * * ]	16/12/2009	DEAD	AVX/KYOCERA	[ * * * ]

ECS-CC-50470	CAP SMT	pur	4000	4000	75	VISHAY	[ * * * ]	16/12/2009	DEAD	AVX/KYOCERA	[ * * * ]
ECS-CC-50475	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-50680	CAP SMT	pur	10000	10000	100	AVX/KYOCERA	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-50680	CAP SMT	pur	10000	10000	100	MURATA MANUFACTURING	[ * * * ]	25/11/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-5X017	CAP SMD	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-5X226	CAP SMT	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-5Y016	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-70017	CAP SMD	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	16/12/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-70017	CAP SMD	pur	2000	2000	100	KEMET ELECTRONICS	[ * * * ]	16/12/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-70017	CAP SMD	pur	2000	2000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	MURATA MANUFACTURING	[ * * * ]
ECS-CC-70475	CAP SMT	pur	3000	3000	100	MURATA MANUFACTURING	[ * * * ]	02/08/2009	ACTIVE	Customer cat no	[ * * * ]
ECS-CC-7Y016	CAP SMT	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	16/12/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-7Y016	CAP SMT	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	16/12/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-7Y016	CAP SMT	pur	4000	4000	100	MURATA MANUFACTURING	[ * * * ]	18/08/2009	Active	KEMET ELECTRONICS	[ * * * ]
ECS-CC-90013	CAP SMT	pur	4000	4000	75	KEMET ELECTRONICS	[ * * * ]	14/10/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-90014	CAP SMT	pur	2000	2000	100	AVX/KYOCERA	[ * * * ]	18/10/2009	Active	AVX/KYOCERA	[ * * * ]
ECS-CC-90226	CAP SMT	pur	1	1	60	MURATA MANUFACTURING	[ * * * ]	18/08/2009	Dead

ECS-CC-90391	CAP CER	pur	4000	4000	100	AVX/KYOCERA	[ * * * ]	16/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-90391	CAP CER	pur	4000	4000	100	KEMET ELECTRONICS	[ * * * ]	27/10/2009	Active	Customer cat no	[ * * * ]
ECS-CC-90391	CAP CER	pur	4000	4000	100	VISHAY	[ * * * ]	16/12/2009	Active	Customer cat no	[ * * * ]
ECS-CC-91003	CAP CER	pur	1000	1000	60	AVX/KYOCERA	[ * * * ]	27/10/2009	Dead
ECS-CC-9A105	CAP CER	pur	2000	1000	75	AVX/KYOCERA	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-9X226	CAP SMT	pur	1	1	60	AVX/KYOCERA	[ * * * ]	25/11/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-9X226	CAP SMT	pur	1	1	60	MURATA MANUFACTURING	[ * * * ]	25/11/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-9X331	CAP CER	pur	4000	4000	75	AVX/KYOCERA	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-CC-9X331	CAP CER	pur	4000	4000	75	KEMET ELECTRONICS	[ * * * ]	29/11/2009	Dead	Customer cat no	[ * * * ]
ECS-CE-90476	CAP SMT	pur	1000	1000	100	PANASONIC	[ * * * ]	02/08/2009	Active	PANASONIC	[ * * * ]
ECS-CN-00053	CONN SM	pur	1000	1000	50	AMTEK	[ * * * ]	02/08/2009	Dead	AMTEK	[ * * * ]
ECS-CN-00061	1.5A femal	pur	1	1	70	AMTEK	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-CN-00061	1.5A femal	pur	1	1	70	COXOC	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
ECS-CN-50151	TEST PON	pur	1	1	70	KEYSTONE ELECTRONICS	[ * * * ]	07/12/2009	Active	Customer cat no	[ * * * ]
ECS-DA-5627B	IC SMT DA	pur	500	50	85	ANALOG DEVICES	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DC-04371	FUSE SM	pur	3000	3000	50	LITTELFUSE	[ * * * ]	02/08/2009	Active	LITTLEFUSE	[ * * * ]
ECS-DC-0515S	DC/DC com	pur	1	1	60	RECOM	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-DC-40210	IC CUR M	pur	2500	2500	100	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DC-5410D	IC STEP-D	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Dead
ECS-DC-54233	IC STP OM	pur	2500	2500	100	TEXAS INSTRUMENTS	[ * * * ]	30/09/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-DC-60403	IC UNREG	pur	250	250	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-DC-62200	IC DC-DC	pur	3000	3000	100	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DC-64203	IC STEP-D	pur	250	250	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-DC-LM431	IC Adjustable	pur	1000	1000	60	NATIONAL SEMICONDUCTOR	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-DC-LV431	LOW VOL	pur	1	1	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-DC-OP244	IC SWITCH	pur	2000	2000	60	POWER INTEGRATION	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-DC-OP247	IC TH SW	pur	1	1	60	POWER INTEGRATION	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-DI-04148	DIODE SW	pur	15000	3000	45	FAIRCHILD	[ * * * ]	01/09/2009	Active	Customer cat no	[ * * * ]
ECS-DI-0SSS38	DIODE SM	pur	3000	3000	45	FAIRCHILD	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-12P10	DIODE SC	pur	1	1	45	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-DI-12P12	DIODE SC	pur	1500	1500	45	VISHAY	[ * * * ]	05/11/2009	Active	Customer cat no	[ * * * ]
ECS-DI-16OT3	Power Real	pur	2500	2600	45	ON SEMICONDUCTOR	[ * * * ]	02/08/2009	Active	ON SEMICONDUCTOR	[ * * * ]
ECS-DI-16E31	DIODE SC	pur	7200	7200	45	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-2000T	DIODE SM	pur	3000	3000	45	ZETEX	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-DI-2040C	DIODE SM	pur	800	800	45	VISHAY	[ * * * ]	02/08/2009	Dead	VISHAY	[ * * * ]
ECS-DI-3002G	DIODE SM	pur	1000	1000	45	STMICROELECTRONICS	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-330T3	DIODE SM	pur	5000	2500	45	ON SEMICONDUCTOR	[ * * * ]	02/08/2009	Active	ON SEMICONDUCTOR	[ * * * ]
ECS-DI-350TR	DIODE SC	pur	2500	2500	45	ON SEMICONDUCTOR	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-DI-4762A	DIODE ZE	pur	1800	1800	45	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-4C5V6	DIODE ZE	pur	18000	3000	45	FAIRCHILD	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-5235B	DIODE ZE	pur	15000	3000	45	ON SEMICONDUCTOR	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-5242B	DIODE ZE	pur	18000	3000	45	ON SEMICONDUCTOR	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-5242B	DIODE SM	pur	21000	3000	45	ON SEMICONDUCTOR	[ * * * ]	02/08/2009	Active	ON SEMICONDUCTOR	[ * * * ]
ECS-DI-59560	Diode ZEN	pur	5000	2500	45	ON SEMICONDUCTOR	[ * * * ]	27/10/2009	Dead	ON SEMICONDUCTOR	[ * * * ]
ECS-DI-84C15	DIODE ZE	pur	15000	3000	45	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-DI-84C18	DIODE ZE	pur	15000	3000	45	FAIRCHILD	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-BAS16	DIODE BA	pur	21000	3000	50	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-DI-BAS21	BAS21 SC	pur	18000	3000	30	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-DI-BAV70	DIODE UL	pur	15000	3000	45	FAIRCHILD	[ * * * ]	18/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-DI-BYGZ1	Rectifier SI	pur	1800	1800	60	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-DI-DF06S	BRIDGE R	pur	3000	1500	100	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-DI-S120T	DIODE UL	pur	10000	2500	45	ON SEMICONDUCTOR	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-DI-SMA6C	DIODE TV	pur	2500	2500	45	STMICROELECTRONICS	[ * * * ]	09/12/2009	Active	STMICROELECTRONICS	[ * * * ]
ECS-DR-03232	IC SMT TV	pur	1000	40	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DR-05101	gate driver	pur	2500	2500	50	NATIONAL SEMICONDUCTOR	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-DR-27201	IC DVR HI	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Dead
ECS-DR-74AC5	IC TH OC	pur	1000	25	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-DR-SN65H	IC Trancek	pur	150	75	60	TEXAS INSTRUMENTS	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-DR-TE100	IC TRANS	pur	160	160	90	STMICROELECTRONICS	[ * * * ]	27/08/2009	Active	Customer cat no	[ * * * ]
ECS-FT-00123	TRS SMT	pur	9000	3000	30	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-FT-00127	MOSFET	pur	9000	3000	60	INFINEON TECHNOLOGIES	[ * * * ]	27/10/2009	Dead	INFINEON TECHNOLOGIES	[ * * * ]
ECS-FT-03440	MOSFET	pur	3000	3000	80	VISHAY	[ * * * ]	30/09/2009	Active	VISHAY	[ * * * ]
ECS-FT-1032R	IC SMT M	pur	3000	3000	100	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-FT-2305D	MOSFET	pur	3000	3000	60	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-FT-2312B	MOSFET	pur	3000	3000	60	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-FT-2803T	MOSFET	pur	6000	3000	60	INTERNATIONAL RECTIFIER	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-FT-3404L	MOSFET	pur	3000	3000	60	DIODES	[ * * * ]	27/10/2009	Active	Customer cat no	[ * * * ]
ECS-FT-3460B	IC SMT M	pur	3000	3000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]

ECS-FT-3NF06	MOSFET	pur	4000	4000	90	STMICROELECTRONICS	[ * * * ]	02/08/2009	Active	STMICROELECTRONICS	[ * * * ]
ECS-FT-5103T	MOSFET	pur	6000	3000	125	INTERNATIONAL RECTIFIER	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-FT-6402T	MOSFET	pur	3000	3000	125	ATMEL	[ * * * ]	02/08/2009	Active	INTERNATIONAL RECTIFIER	[ * * * ]
ECS-FT-6402T	MOSFET	pur	3000	3000	125	INTERNATIONAL RECTIFIER	[ * * * ]	02/08/2009	Active	INTERNATIONAL RECTIFIER	[ * * * ]
ECS-FT-6644T	MOSFET	pur	4800	4800	125	INTERNATIONAL RECTIFIER	[ * * * ]	29/09/2009	Active	Customer cat no	[ * * * ]
ECS-FT-DC604	MOSFET	pur	3000	3000	50	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-FT-F2N02	MOSFET	pur	5000	3000	60	ON SEMICONDUCTOR	[ * * * ]	02/08/2009	Active	ON SEMICONDUCTOR	[ * * * ]
ECS-FT-F7494	MOSFET	pur	1	1	60	INTERNATIONAL RECTIFIER	[ * * * ]	18/08/2009	Dead
ECS-FT-S7002	MOSFET	pur	3000	3000	60	ON SEMICONDUCTOR	[ * * * ]	09/12/2009	Active	ON SEMICONDUCTOR	[ * * * ]
ECS-FT-SI130	MOSFET	pur	3000	3000	80	VISHAY	[ * * * ]	18/08/2009	Active	VISHAY	[ * * * ]
ECS-IF-02004	LCD	pur	1	1	60	BCLYMIN	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-IF-23S18	ICI/O Port	pur	27	27	60	MICROCHIP TECHNOLOGY	[ * * * ]	22/11/2009	Active	MICROCHIP TECHNOLOGY	[ * * * ]
ECS-IF-3063M	IC SMT O	pur	1	1	60	LITE-ON TECHNOLOGY	[ * * * ]	12/11/2009	Dead
ECS-IF-581L2	OPHTTOCC	pur	1100	100	90	NEC	[ * * * ]	02/08/2009	Active	NEC	[ * * * ]
ECS-IF-7325A	IC SMT PC	pur	1	1	60	MAXIM INTEGRATED PRODUCTS	[ * * * ]	02/08/2009	Dead	MAXIM INTEGRATED PRODUCTS	[ * * * ]
ECS-IF-H6186	IC OPTOC	pur	1000	1000	60	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-IN-00473	IND SMT	pur	1	1	50	JARO	[ * * * ]	18/08/2009	Dead

ECS-IN-01200	FERRITE	pur	40000	20000	70	STEWARD	[ * * * ]	18/10/2009	Active	Customer cat no	[ * * * ]
ECS-IN-04100	IND SMT	pur	20000	2000	70	COILCRAFT	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN-05582	IND CHP	pur	20000	2000	60	COILCRAFT	[ * * * ]	30/09/2009	Dead	COILCRAFT	[ * * * ]
ECS-IN-05333	IND SMT	pur	5000	500	75	WUERTH ELECTRONIC	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN-13884	IND SMT	pur	1	1	50	COILCRAFT	[ * * * ]	18/08/2009	Dead
ECS-IN-1551	IND	pur	250	250	75	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN-1722	IND SMT	pur	20000	1200	75	COILCRAFT	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN-18014	IND SMT	pur	00005	315	75	COILCRAFT	[ * * * ]	23/10/2009	Active	Customer cat no	[ * * * ]
ECS-IN-250	IND SMT	pur	1	1	50	COILTRONICS	[ * * * ]	18/08/2009	Dead
ECS-IN-25402		pur	20000	125	75	COILCRAFT	[ * * * ]	02/ 2/2009	Dead	Customer cat no	[ * * * ]
ECS-IN-28014	COIL SMD	pur	20000	1200	75	COILCRAFT	[ * * * ]	01/0 /2009	Active	Customer cat no	[ * * * ]
ECS-IN-30472	IND POW	pur	3250	25	70	COILCRAFT	[ * * * ]	27/10/2009	Active	Customer cat no	[ * * * ]
ECS-IN-3340	EM	pur	5000	1000	70	STEWARD	[ * * * ]	22/11/2009	Active	STEWARD	[ * * * ]
ECS-IN-34108	IND Cou	pur	20000	500	75	COILCRAFT	[ * * * ]	30/09/2009	Active	COILCRAFT	[ * * * ]
ECS-IN-34 02	SM	pur	750	750	70	STEWARD	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN-73104	IND SH PW	pur	1	1	75	COILTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-IN- 4472	COILS SM	pur	2000	2000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]

ECS-LD- 2	LED SMT	pur	5000	5000	50	OSRAM	[ * * * ]	02/08/2009	Active	OSRAM	[ * * * ]
ECS-LD-70125	LED SMT	pur	2000	2000	5	KINGERIGHT	[ * * * ]	02/06/2009	Dead	KINGBRIGHT	[ * * * ]
ECS-LD-GR971	LED SMT	pur	4000	4000	60	OSRAM	[ * * * ]	02/08/2009	Dead	OSRAM	[ * * * ]
ECS-LD-J 242	LED SMT	pur	5000	5000	60	OSRAM	[ * * * ]	02/08/2009	Active	OSRAM	[ * * * ]
ECS-LD-	LED SMT	pur	5000	5000	60	OSRAM	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-LD-	LED SMT	pur	4000	4000	60	OSRAM	[ * * * ]	02/08/2009	Dead	OSRAM	[ * * * ]
ECS-LG-14M5X	IC INVER	pur	1	1	80	FAIRCHILD	[ * * * ]	18/08/2009	Dead
ECS-LG-	IC SMT F	pur	250	250	30	FAIRCHILD	[ * * * ]	02/08/2009	Active	FAIRCHILD	[ * * * ]
ECS-LG- CJ	IC SMT G	pur	959	1	80	NXP SEMICONDUCTORS	[ * * * ]	02/08/2009	Active	NXP SEMICONDUCTORS	[ * * * ]
ECS-LG-75208	75208 SM	pur	1	1	80	FAIRCHILD	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-LG-	IC SMT O	pur	2500	2500	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-LG-9	IC SNGL	pur	1	1	50	TEXAS INSTRUMENTS	[ * * * ]	15/08/2009	Dead
ECS-MG-10200	F 1K	pur	4000	4000	75	TDM	[ * * * ]	30/09/2009	Active	TDK	[ * * * ]
ECS-MG-10201	F 1K	pur	4000	4000	75	TDM	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-PR-	MODULE	pur	1	1	50	DIGI INTERNATIONAL USA	[ * * * ]	29/11/2009	Active	DIGI INTERNATIONAL USA	[ * * * ]
ECS-PR-25	IC 5RL FL	pur	250	2500	60	NUMONYX	[ * * * ]	30/11/2009	Active	Customer cat no	[ * * * ]
ECS-PR-280	IC SMT D	pur	90	90	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]

ECS-PR-	IC SMT D	pur	570	95	60	ATMEL	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-PR-F	IC SMT M	pur	1	1	90	STMICROELECTRONICS	[ * * * ]	01/12/2009	Active	STMICROELECTRONICS	[ * * * ]
ECS-PR-FAZ47	IC MCU	pur	1	1	80	STMICROELECTRONICS	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-PR-M25P	IC SRL FL	pur	1	1	60	NUMONYX	[ * * * ]	18/08/2009	Dead
ECS-R1-00010	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	18/08/2009	Active	YAGEO	[ * * * ]
ECS-R1-00212	RES SMT	pur	10000	10000	70	KCA SPEEr ELECTRONICS	[ * * * ]	18/12/2009	Active	YAGEO	[ * * * ]
ECS-R1-00212	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	18/12/2009	Active	YAGEO	[ * * * ]
ECS-R1-00212	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	18/12/2009	Active	YAGEO	[ * * * ]
ECS-R1-00212	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	18/08/2009	Active	YAGEO	[ * * * ]
ECS-R1-00212	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	18/12/2009	Active	YAGEO	[ * * * ]
ECS-R1-01692	RES SMT	pur	10000	10000	80	KOA SPEER ELECTRONICS	[ * * * ]	16/12/2009	Dead	YAGEO	[ * * * ]
ECS-R1-071892	RES SMT	pur	10000	10000	80	VISHAY	[ * * * ]	16/12/2009	Dead	YAGEO	[ * * * ]
ECS-R1-01692	RES SMT	pur	10000	10000	60	YAGEO	[ * * * ]	18/08/2009	Dead	YAGEO	[ * * * ]
ECS-R1-06951	RES SMT	pur	10000	10000	50	YAGEO	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-R2-00113	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-R2-00113	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	25/10/2009	Active	YAGEO	[ * * * ]
ECS-R2-00762	RES 7 SK	pur	5000	5000	70	KCA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]

ECS-R2-00752	RES 7 SK	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R1-01001	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	18/01/2010	Active	Customer cat no	[ * * * ]
ECS-R2-01001	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2-01200	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2-01300	RES SMD	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R1-01303	RES	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2=01502	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	02/12/200	Active	Customer cat no	[ * * * ]
ECS-R2-01502	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2-01802	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
ECS-R2-02433	RES SMT	pur	5000	5000	70	YGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2-02703	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
ECS-R2- 002	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
ECS-R2-04702	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	02/08/2009	Dead
ECS-R2-04703	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-R2-05503	RES 680K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-R2-05050	RES SMT	pur	2000	2000	70	TT ELECTONICS PLC	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-R2-0R050	RES SMT	pur	2000	2000	70	VISHAY	[ * * * ]	16/12/2009	Active	Customer cat no	[ * * * ]

ECS-R2-21242	RES	pur	1	1	50	YAGEO	[ * * * ]	10/01/2010	Dead	Customer cat no	[ * * * ]
ECS-R2-22327	RES 237	pur	1	1	50	YAGEO	[ * * * ]	10/01/2010	Dead	Customer cat no	[ * * * ]
ECS-R2-5R760	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	18/08/2009	Dead
ECS-R2-R0330	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-R3-06853	RES dd5K	pur	5000	5000	80	YAGEO	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-R4-02000	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	30/09/2009	Active	YAGEO	[ * * * ]
ECS-R4-02 23	RES 322M	pur	5000	5000	70	VISHAY	[ * * * ]	16/12/2009	Active	VAGEO	[ * * * ]
ECS-R4-03323	RES 332K	pur	5000	5000	70	YAGEO	[ * * * ]	27/11/2009	Active	VAGEO	[ * * * ]
ECS-R9-04992	RES	pur	2000	2000	70	KDA SPEER ELECTRONICS	[ * * * ]	18/12/2009	Active	Customer cat no	[ * * * ]
ECS-R9-04992	RES	pur	2000	2000	70	VISHAY	[ * * * ]	27/10/2009	Active	Customer cat no	[ * * * ]
ECS-R9-07601	RES 7 50W	pur	4000	4000	70	RCA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	VAGEO	[ * * * ]
ECS-R9-07601	RES 7 50W	pur	4000	4000	70	YAGEO	[ * * * ]	/10/2009	Active	VAGEO	[ * * * ]
ECS-RE-00000	RES SMD	pur	5000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00000	RES SMD	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00011	RES SMT	pur	10000	000	70	VISHAY	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
ECS-RE-00011	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VAGEO	[ * * * ]
ECS-RE-00012	RES	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]

ECS-RE-00012	RES 080	pur	10000	5000	70	YAGEO	[ * * * ]	29/11/2009	Active	VAGEO	[ * * * ]
ECS-RE-00013	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	18/10/2009	Active	VAGEO	[ * * * ]
ECS-RE-00014	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
ECS-RE-00014	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VAGEO	[ * * * ]
ECS-RE-00015	RES SMT	pur	10000	5000	70	VISHA	[ * * * ]	02/08/2009	Active	VAGEO	[ * * * ]
	RES SMT	pur	10000	5000	70	VAGEO	[ * * * ]	01/12/2009	Active	VAGEO	[ * * * ]
ECS-RE-00016	RES 1.0M	pur	5000	5000	70	VISHAY	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00016	RES 1.0M	pur	5000	5000	70	YAGEO	[ * * * ]	25/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00022	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	15/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00023	RES SMT	pur	10000	5000	70	KOA SPEER ELECCTRONICS	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-00023	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-00023	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-00024	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00024	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-00032	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00032	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00033	RES 3K0	pur	5000	5000	70	VISHAY	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]

ECS-RE-00033	RES 3K 0	pur	5000	5000	70	YAGEO	[ * * * ]	25/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00034	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00034	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00104	RES 100K	pur	5000	5000	60	VISHAY	[ * * * ]	30/09/2009	Dead	VISHAY	[ * * * ]
ECS-RE-00113	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00120	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-00120	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-00121	RES SMT	pur	1	1	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00121	RES SMT	pur	1	1	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00121	RES SMT	pur	1	1	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00122	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	26/10/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00130	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	13/10/2009	Active	YAGEO	[ * * * ]
ECS-RE-00131	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00131	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-00134	RES SM O	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Dead
ECS-RE-00134	RES SM O	pur	1	1	50	VISHAY	[ * * * ]	02/12/2009	Dead
ECS-RE-00145	RES 1.40M	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]

ECS-RE-00145	RES 1.40M	pur	5000	5000	70	VISHAY	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00145	RES 1.40M	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00151	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00151	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00152	RES SMT	pur	5000	5000	60	VISHAY	[ * * * ]	02/12/2009	Dead	YAGEO	[ * * * ]
ECS-RE-00152	RES SMT	pur	5000	5000	60	YAGEO	[ * * * ]	18/10/2009	Dead	YAGEO	[ * * * ]
ECS-RE-00153	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-00153	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-00183	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00183	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00212	RES 2.10K	pur	5000	5000	70	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00212	RES 2.10K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00213	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00213	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00220	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00220	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00220	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]

ECS-RE-00222	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00222	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00244	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-00270	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-00270	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-00274	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Dead
ECS-RE-00274	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	02/12/2009	Dead
ECS-RE-00330	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00330	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	17/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-00332	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-00332	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	25/11/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-00344	RES 340K	pur	5000	5000	70	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00344	RES 340K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00392	RESISTOF	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-00392	RESISTOF	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00392	RESISTOF	pur	10000	5000	70	YAGEO	[ * * * ]	29/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00432	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]

ECS-RE-00471	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00473	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00473	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00474	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	25/11/2009	Dead
ECS-RE-00474	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	25/11/2009	Dead
ECS-RE-00510	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-00510	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-00512	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active
ECS-RE-00512	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00514	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00514	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-00592	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-00593	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-00593	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-00622	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-00681	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-00681	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]

ECS-RE-00822	RESISTOF	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-00822	RESISTOF	pur	10000	5000	70	YAGEO	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-01332	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-01332	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-01372	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-01372	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-01603	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-01603	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-01622	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-01622	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02210	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-02210	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-02321	RES SMT	pur	1000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead	VISHAY	[ * * * ]
ECS-RE-02321	RES SMT	pur	1000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	VISHAY	[ * * * ]
ECS-RE-02400	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-02400	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	29/11/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-02433	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead

ECS-RE-02433	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-02493	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02493	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02554	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/06/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-02811	RES SMT	pur	5000	5000	60	KOA SPEER ELECTRONICS	[ * * * ]	18/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-02613	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02613	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02671	RES 2.57K	pur	10000	5000	70	VISHAY	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02671	RES 2.57K	pur	10000	5000	70	YAGEO	[ * * * ]	26/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-02941	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-02941	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	02/12/2009	Dead
EC3-RE-03011	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-03011	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-03012	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-03012	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	16/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-03091	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	19/08/2009	Dead
ECS-RE-03091	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	02/12/2009	Dead

ECS-RE-03240	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-03240	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/05/2009	Active	Customer cat no	[ * * * ]
ECS-RE-03240	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-03321	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-03321	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-03663	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-03653	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-03653	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-03833	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-03833	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-04021	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-04021	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	16/12/2009	Dead	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-04022	RES 40.7K	pur	5000	5000	70	YAGEO	[ * * * ]	27/10/2009	Active	YAGEO	[ * * * ]
ECS-RE-04990	RES SMT	pur	10000	10000	60	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead	VISHAY	[ * * * ]
ECS-RE-04990	RES SMT	pur	10000	10000	50	VISHAY	[ * * * ]	16/08/2009	Dead	VISHAY	[ * * * ]
ECS-RE-04990	RES SMT	pur	10000	10000	60	YAGEO	[ * * * ]	01/12/2009	Dead	VISHAY	[ * * * ]
ECS-RE-04092	RES 49.9M	pur	10000	5000	70	VISHAY	[ * * * ]	01/08/2009	Active	VISHAY	[ * * * ]

ECS-RE-04R70	RES 4.7.O	pur	10000	5000	60	VISHAY	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-04R70	RES 4.7.O	pur	10000	5000	60	YAGEO	[ * * * ]	01/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-05560	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-05360	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	01/09/2008	Active	Customer cat no	[ * * * ]
ECS-RE-05360	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-06622	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	26/01/2010	Active	YAGEO	[ * * * ]
ECS-RE-05622	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/06/2009	Active	YAGEO	[ * * * ]
ECS-RE-05622	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-06041	RES SMD	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-06041	RES SMD	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-07672	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	25/11/2009	Dead
ECS-RE-07672	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/09/2009	Dead
ECS-RE-07872	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	25/11/2009	Dead
ECS-RE-06060	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-08050	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	29/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-0R050	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	09/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-00012	RES SMD	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]

ECS-RE-10012	RES SMD	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-10015	RES POW	pur	1	1	60	VISHAY	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-10153	RES SMT	pur	1	1	60	VISHAY	[ * * * ]	09/12/2009	Dead
ECS-RE-10153	RES SMT	pur	1	1	60	YAGEO	[ * * * ]	09/12/2009	Dead
ECS-RE-11402	RES 14K	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-11402	RES 14K	pur	10000	10000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-12402	RES 24K	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-12402	RES 24K	pur	10000	10000	70	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-12402	RES 24K	pur	10000	10000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-13901	RES 3.9K	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-13901	RES 3.9K	pur	10000	10000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-20010	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-20010	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-20010	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-20015	RES SMT	pur	1	1	60	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-20016	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	02/08/2009	Dead
ECS-RE-21242	RES 12.4K	pur	9000	9000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]

ECS-RE-2218M	FERRITE	pur	4000	4000	70	MURATA MANUFACTURING	[ * * * ]	02/08/2009	Active	MURATA MANUFACTURING	[ * * * ]
ECS-RE-27321	RES 2.32M	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-23602	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-23602	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-23602	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-24121	RES 4.12K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-25101	RES 5.1K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-26341	RES 6.34K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-27R40	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30000	RES 0402	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30000	RES 0402	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30011	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30011	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	24/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30012	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	16/06/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30012	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	25/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30013	RES 1K	pur	10000	10000	70	VISHAY	[ * * * ]	02/09/2009	Active	YAGEO	[ * * * ]
ECS-RE-30013	RES 1K	pur	10000	10000	70	YAGEO	[ * * * ]	02/12/2009	Active	YAGEO	[ * * * ]

ECS-RE-30014	RES SMT	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30014	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30014	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30015	RES 0402	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30015	RES 0402	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30016	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-30016	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-31243	RES 124K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-349R9	RES SMT	pur	5000	5000	75	KOA SPEER ELECTRONICS	[ * * * ]	26/01/2010	Active	VISHAY	[ * * * ]
ECS-RE-349R9	RES SMT	pur	5000	5000	75	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-36982	RES 69.8k	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-39R22	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-39R22	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-39R22	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-40012	RES 100 C	pur	5000	5000	70	VISHAY	[ * * * ]	22/11/2009	Active	YAGEO	[ * * * ]
ECS-RE-40012	RES 100 C	pur	5000	5000	70	YAGEO	[ * * * ]	29/11/2009	Active	YAGEO	[ * * * ]
ECS-RE-40015	RES 100K	pur	5000	5000	70	VISHAY	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]

ECS-RE-40015	RES 100K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-49R90	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-49R90	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-9R091	RES 9.09	pur	10000	10000	70	VISHAY	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-9R091	RES 9.09	pur	10000	10000	70	YAGEO	[ * * * ]	16/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-R0220	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	09/12/2009	Dead
ECS-RE-R0330	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	01/12/2009	Dead
ECS-RE-X0000	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0000	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0010	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0010	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0012	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-X0012	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-X0013	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	09/12/2009	Dead
ECS-RE-X0013	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-X0022	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0022	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]

ECS-RE-X0032	RES SMT	pur	5000	5000	60	YAGEO	[ * * * ]	22/10/2009	Dead	YAGEO	[ * * * ]
ECS-RE-X0034	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	09/12/2009	Dead
ECS-RE-X0034	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	09/12/2009	Dead
ECS-RE-X0113	RES 11.0K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0154	RES 150K	pur	5000	5000	70	VISHAY	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0154	RES 150K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0163	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-X0182	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	27/01/2010	Dead	Customer cat no	[ * * * ]
ECS-RE-X0182	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-X0182	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	27/01/2010	Dead	Customer cat no	[ * * * ]
ECS-RE-X0183	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	09/12/2009	Dead
ECS-RE-X0183	RES SMT	pur	1	1	50	YAGEO	[ * * * ]	09/12/2009	Dead
ECS-RE-X0224	RES 220K	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0224	RES 220K	pur	5000	5000	70	YAGEO	[ * * * ]	06/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0330	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-X0330	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-X0392	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-RE-X0392	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0472	RES SMT	pur	10000	10000	60	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-X0472	RES SMT	pur	10000	10000	60	YAGEO	[ * * * ]	16/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-X0510	RES SMT	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0510	RES SMT	pur	10000	10000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0512	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0514	RES SMD	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0514	RES SMD	pur	5000	5000	70	YAGEO	[ * * * ]	25/11/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0593	RES SMT	pur	5000	5000	75	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0593	RES SMT	pur	5000	5000	75	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X0594	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	25/11/2009	Dead
ECS-RE-X0594	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-X0622	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0622	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0752	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0752	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-X0R10	RES SMT	pur	4000	4000	70	VISHAY	[ * * * ]	18/08/2009	Active	VISHAY	[ * * * ]

ECS-RE-X2491	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X2492	RES SMT	pur	1	1	50	KOA SPEER ELECTRONICS	[ * * * ]	25/11/2009	Dead
ECS-RE-X2492	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-X3483	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X3483	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X4990	RES 499 C	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X4990	RES 499 C	pur	5000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X4991	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-X4991	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	KOA SPEER ELECTRONICS	[ * * * ]
ECS-RE-X4992	RES 49.9K	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-X4992	RES 49.9K	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-X6041	RES 6.04K	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X6041	RES 6.04K	pur	5000	5000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-X8661	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-X8661	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	01/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-XR020	RES SMT	pur	2000	2000	70	IRC	[ * * * ]	22/10/2009	Active	Customer cat no	[ * * * ]
ECS-RE-XR020	RES SMT	pur	2000	2000	70	VISHAY	[ * * * ]	18/08/2009	Active	Customer cat no	[ * * * ]

ECS-RE-XR100	RES SMT	pur	2000	1000	70	IRC	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0000	RES SMD	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0000	RES SMD	pur	10000	10000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0010	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0010	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0011	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0011	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0013	RES MF 1	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0013	RES MF 1	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0014	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0014	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0015	RES MF 1	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0015	RES MF 1	pur	10000	10000	70	YAGEO	[ * * * ]	02/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0024	RES SMD	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0024	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0024	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0112	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead	VISHAY	[ * * * ]

ECS-RE-Y0112	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	VISHAY	[ * * * ]
ECS-RE-Y0112	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Dead	VISHAY	[ * * * ]
ECS-RE-Y0151	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0152	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0152	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0154	RES 150K	pur	5000	5000	70	YAGEO	[ * * * ]	27/10/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0183	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-Y0183	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0183	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-Y0221	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0222	RES SMD	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0222	RES SMD	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0223	RES SMT	pur	10000	10000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-Y0332	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	13/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0332	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0510	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	02/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0510	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	02/12/2009	Active	YAGEO	[ * * * ]

ECS-RE-Y0510	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	02/11/2009	Active	YAGEO	[ * * * ]
ECS-RE-Y0562	RES SMT	pur	5000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	24/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0562	RES SMT	pur	5000	5000	70	VISHAY	[ * * * ]	17/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0562	RES SMT	pur	5000	5000	70	YAGEO	[ * * * ]	24/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Y0822	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-Y1212	RES SMT	pur	1	1	75	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-Y1212	RES SMT	pur	1	1	75	YAGEO	[ * * * ]	01/12/2009	Dead
ECS-RE-Y3013	RES SMT	pur	1	1	60	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead
ECS-RE-Y3013	RES SMT	pur	1	1	50	VISHAY	[ * * * ]	18/08/2009	Dead
ECS-RE-Z0011	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z0011	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	26/01/2010	Active	Customer cat no	[ * * * ]
ECS-RE-Z0023	RES 2K O	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	05/01/2010	Active	VISHAY	[ * * * ]
ECS-RE-Z0023	RES 2K O	pur	10000	10000	70	VISHAY	[ * * * ]	09/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-Z0023	RES 2K O	pur	10000	10000	70	YAGEO	[ * * * ]	05/01/2010	Active	VISHAY	[ * * * ]
ECS-RE-Z0024	RES 20K	pur	10000	10000	70	KOA SPEER ELECTRONICS	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z0024	RES 20K	pur	10000	10000	70	YAGEO	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z0034	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]

ECS-RE-Z0034	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	VISHAY	[ * * * ]
ECS-RE-Z0154	RES SMT	pur	1	1	60	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z1652	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	01/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z1652	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z1652	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z2152	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-Z2152	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	01/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Z2R10	RES SMT	pur	10000	5000	70	KOA SPEER ELECTRONICS	[ * * * ]	16/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Z2R10	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	18/08/2009	Active	YAGEO	[ * * * ]
ECS-RE-Z2R10	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	16/12/2009	Active	YAGEO	[ * * * ]
ECS-RE-Z4020	RES SMT	pur	1	1	60	VISHAY	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z4020	RES SMT	pur	1	1	60	YAGEO	[ * * * ]	01/12/2009	Dead	Customer cat no	[ * * * ]
ECS-RE-Z4422	RES 44.2K	pur	5000	5000	70	VISHAY	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z4422	RES 44.2K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z4993	RES 499K	pur	5000	5000	70	YAGEO	[ * * * ]	03/12/2009	Active	Customer cat no	[ * * * ]
ECS-RE-Z6962	RES SMT	pur	10000	5000	70	VISHAY	[ * * * ]	02/08/2009	Active	VISHAY	[ * * * ]
ECS-RE-Z6962	RES SMT	pur	10000	5000	70	YAGEO	[ * * * ]	25/11/2009	Active	VISHAY	[ * * * ]

ECS-RF-DR363	IC VREF P	pur	250	250	85	ANALOG DEVICES	[ * * * ]	02/08/2009	Active	ANALOG DEVICES	[ * * * ]
ECS-SH-M4041	IC VOLT R	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	18/08/2009	Dead
ECS-SV-03306	IC AUTO 5	pur	2500	2500	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-SV-3805H	IC VOLT C	pur	1	1	60	TEXAS INSTRUMENTS	[ * * * ]	24/08/2009	Dead
ECS-SW-3159D	IC SMT sw	pur	3000	3000	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
ECS-SW-S2102	SWITCH 5	pur	900	900	70	OMRON	[ * * * ]	18/11/2009	Active	Customer cat no	[ * * * ]
ECS-TF-1NK60	Trans Mos	pur	2500	2500	60	STMICROELECTRONICS	[ * * * ]	27/10/2009	Active	Customer cat no	[ * * * ]
ECS-TR-2222A	TRANS G	pur	12000	3000	30	FAIRCHILD	[ * * * ]	27/10/2009	Active	FAIRCHILD	[ * * * ]
ECS-TR-39NC8	Transistor	pur	600	600	60	STMICROELECTRONICS	[ * * * ]	02/08/2009	Dead	STMICROELECTRONICS	[ * * * ]
ECS-TR-40N60	TRANS IG	pur	300	300	60	FAIRCHILD	[ * * * ]	28/12/2009	Active	FAIRCHILD	[ * * * ]
ECS-TR-5NC60	Transistor	pur	2500	2500	90	STMICROELECTRONICS	[ * * * ]	02/08/2009	Dead	STMICROELECTRONICS	[ * * * ]
ECS-TS-401AI	IC SMT PW	pur	25	25	100	TEXAS INSTRUMENTS	[ * * * ]	02/08/2009	Active	TEXAS INSTRUMENTS	[ * * * ]
ECS-TS-TMP36	IC SENSC	pur	3000	3000	85	ANALOG DEVICES	[ * * * ]	25/01/2010	Active	Customer cat no	[ * * * ]
ECS-VC-01505	XTAL SMT	pur	1000	1000	75	ECS	[ * * * ]	02/08/2009	Active	ECS	[ * * * ]
ECS-VR-00001	XTAL SMT	pur	1000	1000	75	ECS	[ * * * ]	18/08/2009	Active	ECS	[ * * * ]
ECS-VR-00002	CRYSTAL	pur	1000	1000	75	ECS	[ * * * ]	02/08/2009	Active	ECS	[ * * * ]
ECS-VR-00003	CRYSTAL	pur	1	1	75	ECS	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

ECS-VR-505SM	TRANSIET	pur	1	1	60	MICROSEMI	[ * * * ]	30/09/2009	Dead	Customer cat no	[ * * * ]
ECS-VR-85MLA	VARISTOP	pur	2000	2000	70	LITTLEFUSE	[ * * * ]	18/08/2009	Active	LITTELFUSE	[ * * * ]
-MGC-LB-00001	Product La	pur	1	1	3	BROTHER RESHEF	[ * * * ]	14/01/2010	Active
-MGC-LB-00003	Certification	pur	1	1	25	BROTHER RESHEF	[ * * * ]	14/01/2010	Active
-MCG-LB-12075	Label 120	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCG-LB-30101	Label 30.4	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCG-LB-49X89	Label 49.3	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCG-LB-50101	Label 50.8	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCG-LB-63X38	Label 6.35	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCG-LB-95X50	Label 9.5x	pur	1	1	25	NORTEC	[ * * * ]	27/01/2010	Dead
-MCI-CB-00007	PV cable 6	pur	1	1	60	KBE LEK	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
-MCI-CB-00010	Wire #26 h	pur	1	1	60	ALPHA WIRE	[ * * * ]	31/01/2010	Active
-MCI-CB-00011	Wire #26 h	pur	1	1	60	ALPHA WIRE	[ * * * ]	31/01/2010	Active
MCI-CB-00015	Wire #26 hr	Pur	1	1	50	ALPHA WIRE	[ * * * ]	31/01/2010	Active
MCI-CB-00017	Wire #26 hr	Pur	1	1	50	ALPHA WIRE	[ * * * ]	31/01/2010	Active
MCI-CB-00018	Cable #12	Pur	1	1	60	MULTICONTACT	[ * * * ]	31/01/2010	Deed
MCI-CB-00015	Cable #12	Pur	1	1	60	LEONI	[ * * * ]	24/06/2009	Deed

MCI-CG-010F0	Connector	Pur	20000	20000	70	MOLEX	[ * * * ]	02/09/2009	Active	MOLEX	[ * * * ]
MCI-CG-010F1	Connector	Pur	1	1	70	AMTEK	[ * * * ]	02/09/2009	Deed	AMTEK	[ * * * ]
MCI-CG-031F0	Connector	Pur	500	500	70	MOLEX	[ * * * ]	02/09/2009	Active	Customer cat no	[ * * * ]
MCI-CG-051F0	Connector	Pur	1000	1000	70	AMTEK	[ * * * ]	02/09/2009	Dead	AMTEK	[ * * * ]
MCI-CG-121F0	CONN RJ	Pur	400	400	70	AMTEK	[ * * * ]	21/01/2010	Active	Customer cat no	[ * * * ]
MCI-CG-121F0	CONN RJ	Pur	400	400	70	KINSUN	[ * * * ]	21/01/2010	Active	Customer cat no	[ * * * ]
MCI-CN-00003	RU11 6/4 p	pur	1	1	60	AMTEK	[ * * * ]	19/01/2010	Active		[ * * * ]
MCI-CN-00010	Conn Tyco	Pur	1	1	60	TYCO	[ * * * ]	25/01/2010	Dead		[ * * * ]
MCI-CN-00021	D9 male F1	Pur	100	100	75	AMTEK	[ * * * ]	02/08/2000	Dead	Customer cat no	[ * * * ]
MCI-CN-00024	Conn Tyco	Pur	1	1	60	TYCO	[ * * * ]	06/01/2010	Dead	Customer cat no	[ * * * ]
MCI-CN-00026	Conn Tyco	Pur	1	1	60	TYCO	[ * * * ]	08/01/2010	Dead	Customer cat no	[ * * * ]
MCI-CN-00029	MC 4mm	Pur	1	1	70	MULTICONTACT	[ * * * ]	12/10/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00030	MC 4mm F	Pur	1	1	70	MULTICONTACT	[ * * * ]	12/10/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00036	Conn Male	Pur	1	1	75	MULTICONTACT	[ * * * ]	12/10/2009	Dead	Customer cat no.	[ * * * ]
MCI-CN-00039	Conn F	Pur	1	1	50	MULTICONTACT	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00045	HEADER	Pur	1	1	75	AMTEK	[ * * * ]	24/12/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00046	Bushes wff	Pur	1	1	75	WUERTH ELEKTRONIK	[ * * * ]	18/10/2009	Active	WUERTH ELEKTRONIK	[ * * * ]

MCI-CN-00047	Red stands	Pur	1	1	70	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	27/10/2009	Dead
MCI-CN-00048	Cable Glar	Pur	100000	1	60	BIMED	[ * * * ]	03/12/2009	Active	BIMED	[ * * * ]
MCI-CN-00049	2 POLE: P	Pur	1	1	75	PHOENIX CONTACT	[ * * * ]	02/08/2009	Dead	PHOENIX CONTACT	[ * * * ]
MCI-CN-00050	CONN TH	Pur	1	1	70	DINKLE	[ * * * ]	04/11/2009	Active	DINKLE	[ * * * ]
MCI-CN-0050	CONN TH	Pur	1	1	70	PHOENIX CONTACT	[ * * * ]	02/05/2009	Active	DINKLE	[ * * * ]
MCI-CN-00051	CONN TH	Pur	1	1	70	DINKLE	[ * * * ]	04/11/2000	Active	DINKLE	[ * * * ]
MCI-CN-00051	CONN TH	Pur	1	1	70	PHOENIX CONTACT	[ * * * ]	02/08/2009	Active	DINKLE	[ * * * ]
MCI-CN-00062	17’2 HEAD	Pur	1	1	70	AMTEK	[ * * * ]	03/11/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00063	Cable gland	Pur	1	1	73	SIMED	[ * * * ]	01/11/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00063	Cable gland	Pur	1	1	75	HEYCO	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00076	Switch pus	Pur	1	1	75	RAFI	[ * * * ]	02/05/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00077	Switch on	Pur	1	1	75	RAFI	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00078	Terminal 2	Pur	1	1	75	RAFI	[ * * * ]	02/08/2008	Active	RAFI	[ * * * ]
MCI-CN-00080	Sealed 9 pi	Pur	1	1	30	AMTEK	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00083	HEADER	Pur	1000	1000	60	AMTEK	[ * * * ]	02/08/2000	Dead	AMTEK	[ * * * ]
MCI-CN-00084	HEADER	Pur	1000	1000	50	AMTEK	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00085	CONNECT	Pur	1000	1000	75	AMTEK	[ * * * ]	02/06/2009	Active	Customer cat no	[ * * * ]

MCI-CN-00090	Header TH	Pur	1	1	70	NELTRON	[ * * * ]	2 /12/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00094	PV connec	Pur	1	1	60	LUMBERG	[ * * * ]	24/08/2009	Dead
MCI-CN-00095	PV connec	Pur	1	1	50	LUMBERG	[ * * * ]	24/08/2009	Dead
MCI-CN-00096	Connector	Pur	1	1	75	LUMBERG	[ * * * ]	02/05/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00097	Connector	Pur	1	1	75	LUMBERG	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00100	BMEN23 c	Pur	1	1	30	BIMEO	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
MCI-CN-00103	1A350V 4	Pur	1	1	60	AMTEK	[ * * * ]	02/08/2009	Dead
MCI-CN-00105	RJ11 5 pin	Pur	1	1	70	AMTEK	[ * * * ]	02/12/2009	Dead	Customer cat no	[ * * * ]
MCI-CN-00107	Crimp pin 1	Pur	10000	10000	70	AMTEK	[ * * * ]	02/05/2009	Active	AMTEK	[ * * * ]
MCI-CN-00112	MC3 PV m	Pur	1	1	70	MULTICONTACT	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCI-CN-00115	MC3 PV fe	Pur	1	1	70	MULTICONTACT	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MC-CN-R0045	HEADER	Pur	1	1	40	COXOC	[ * * * ]	10/01/2010	Dead
MCI-CN-R0045	HEADER	Pur	1	1	40	SAMTEC	[ * * * ]	28/01/2010	Dead
MCI-CN-R0062	17x2 HEAD	Pur	1	1	40	COXOC	[ * * * ]	10/01/2010	Dead
MCI-CN-R0062	17x2 HEAD	Pur	1	1	40	SAMTEC	[ * * * ]	28/01/2010	Dead
MCI-CT-02120	Terminal B	Pur	1	1	70	DINKLE	[ * * * ]	27/10/2009	Active	DINKLE	[ * * * ]
MCI-CT-021F0	Conn Term	Pur	800	800	70	DINKLE	[ * * * ]	19/11/2009	Active	DINKLE	[ * * * ]

MCI-CT-021F0	Conn Term	Pur	800	800	70	PHOENIX CONTACT	[ * * * ]	27/10/2009	Active	DINKLE	[ * * * ]
MCI-DC-9750P	FUSE TH	Pur	1000	1000	40	LITTELFUSE	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-DC-32003	FUSE 250	Pur	1	1	40	LITTELFUSE	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-GL-00003	RTV	Pur	1	1	30	AMERICAN EAGLE	[ * * * ]	22/12/2009	Active	AMERICAN EAGLE	[ * * * ]
MCI-GL-00065	Fast glum	Pur	1	1	30	LOCTITE	[ * * * ]	02/05/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00005	Shrink 3 m	Pur	800	1	30	UNITUBE	[ * * * ]	31/01/2010	Active
MCI-MC-00021	Ventilation	Pur	1	1	50	BIMED	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00025	Screw M3)	Pur	5000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	19/01/2010	Active
MCI-MC-00025	Screw MS)	Pur	5000	1000	30	PALBOREG	[ * * * ]	22/11/2009	Active
MCI-MC-00026	Spacer ME	Pur	3000	1000	30	PALBOREG	[ * * * ]	15/12/2009	Dead
MCI-MC-00027	Spacer Me	Pur	10000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00027	Spacer Me	Pur	10000	1000	30	PALBOREG	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00030	PHILPAN	Pur	1	1	30	ALKA FASTENERS LTD.	[ * * * ]	23/11/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00030	PHILPAN	Pur	1	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00031	Washer	Pur	20000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00032	Washer TC	Pur	20000	1	30	PALBOREG	[ * * * ]	02/06/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00043	SCREW	Pur	1	1	30	PALBOREG	[ * * * ]	02/08/2009	Dead	PALBOREG	[ * * * ]

MCI-MC-00044	Screw 70m	Pur	1000	1	30	PALBOREG	[ * * * ]	02/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00045	Screw plas	Pur	2000	2000	30	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00046	Screw plas	Pur	2000	2000	30	SOLAREDGE	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00047	Screw 8mm	Pur	5000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00048	Spring was	Pur	5000	100	30	PALBOREG	[ * * * ]	26/10/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00049	Spacer Pla	Pur	1000	1000	30	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	05/11/2009	Dead
MCI-MC-00050	Heatsink fc	Pur	1000	1000	50	AAVID	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00051	Spacer Me	Pur	20000	10000	30	ALKA FASTENERS LTD.	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00051	Spacer Me	Pur	20000	10000	30	PALBOREG	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00052	FLAT WA	Pur	20000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00053	SPRING W	Pur	20000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00054	Clips for IC	Pur	3000	1	50	AAVID	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00055	WASHER	Pur	20000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	PALBOREG	[ * * * ]
MCI-MC-00057	SCREW	Pur	5000	1	30	PALBOREG	[ * * * ]	02/0 /2009	Active	Customer cat no	[ * * * ]
MCI-MC-00058	Spring Loc	Pur	5000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00059	Flat Wash	Pur	5000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00061	Spacer So	Pur	10000	1	30	ALKA FASTENERS LTD	[ * * * ]	23/11/2009	Active	ALKA FASTENERS LTD	[ * * * ]

MCI-MC-00061	Spacer SO	Pur	10000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	ALKA FASTENERS LTD	[ * * * ]
MCI-MC-00062	Spacer fan	pur	1000	1000	30	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	02/08/2009	Active	KANG YANG HARDWARE ENTERPRISES	[ * * * ]
MCI-MC-00064	standoff pl	pur	2000	2000	40	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00065	STANDOF	pur	100000	1	30	ALKA FASTENERS LTD	[ * * * ]	23/11/2009	Active	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00065	STANDOF	pur	100000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00066	Spacer pla	pur	1000	1000	30	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	01/11/2009	Active	KANG YANG HARDWARE ENTERPRISES	[ * * * ]
MCI-MC-00067	head sink N	pur	1	1	50	SOLAREDGE	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00068	thermal pa	pur	1	1	50	KUNZE	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00069	cable holde	pur	10000	1	60	YCI (YEONG CHWEN IND.)	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00070	cable holde	pur	10000	1	60	YCI (YEONG CHWEN IND.)	[ * * * ]	02/08/2009	Active	YCI (YEONG CHWEN IND.)	[ * * * ]
MCI-MC-00073	Shrink for l	pur	400	200	60	UNICHEM CO. LTD.	[ * * * ]	02/08/2009	Active	UNICHEM CO. LTD.	[ * * * ]
MCI-MC-00075	Shrink for l	pur	400	200	60	UNICHEM CO. LTD.	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00076	Shrink for 8mn	pur	400	200	60	UNICHEM CO. LTD.	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00077	shrink 2 m	pur	1	1	60	UNICHEM CO. LTD.	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00078	FALT CAB	pur	1	1	60	AMTEK	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00079	6 mm cabl	pur	1	1	60	TA HSING	[ * * * ]	22/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00080	SCREW H	pur	5000	1	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]

MCI-MC-00081	Spacer Pla	pur	1000	1000	40	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	19/01/2010	Active
MCI-MC-00082	SCR PHIL	pur	10000	1000	30	PALBOREG	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00084	THERMAL	pur	10000	1	50	GROW RICH	[ * * * ]	24/08/2009	Dead
MCI-MC-00085	M3 jack po	pur	3000	1	30	AMTEK	[ * * * ]	02/06/2009	Active	AMTEK	[ * * * ]
MCI-MC-00086	Spacer flat	pur	1	1	30	LEV MATECHET	[ * * * ]	15/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00086	Spacer flat	pur	1	1	30	SOLAREDGE	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00090	AC DC cat	pur	5000	1	60	APPLETEC	[ * * * ]	14/10/2009	Dead	APPLETEC	[ * * * ]
MCI-MC-00090	AC DC cat	pur	5000	1	60	APPLETEC	[ * * * ]	05/11/2009	Dead	APPLETEC	[ * * * ]
MCI-MC-00091	Venus cho	pur	2400	1	50	DIGITAL-CUT O.R. 2002	[ * * * ]	11/11/2009	Active	DIGITAL-CUT O.R. 2002	[ * * * ]
MCI-MC-00094	Lexan for S	pur	1	1	40	SOLAREDGE	[ * * * ]	02/08/2009	Active
MCI-MC-00095	M3 PCB m	pur	1	1	30	MAC-8(MAC EIGHT CO)	[ * * * ]	18/08/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00096	SCR M2.5	pur	1	1	30	PALBOREG	[ * * * ]	02/08/2009	Dead
MCI-MC-00097	FLAT WAS	pur	1	1	30	PALBOREG	[ * * * ]	02/08/2009	Dead
MCI-MC-00098	WASHER	pur	1	1	30	PALBOREG	[ * * * ]	14/10/2009	Dead
MCI-MC-00098	WASHER	pur	1	1	30	SOLAREDGE	[ * * * ]	02/08/2009	Dead
MCI-MC-00099	Screw M3X	pur	10000	100	30	ALKA FASTERNERS LTD.	[ * * * ]	09/12/2009	Active	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00099	Screw M3X	pur	10000	100	30	PALBOREG	[ * * * ]	09/12/2009	Active	ALKA FASTENERS LTD.	[ * * * ]

MCI-MC-00101	SE 5000 cc	pur	1	1	50	SOLAREDGE	[ * * * ]	02/08/2009	Dead
MCI-MC-00102	TIE FOR C	pur	1000	1000	60	KANG YANG HARDWARE ENTERPRISES	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00104	Screw M4X	pur	10000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	20/12/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00105	Screw M5X	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	20/12/2009	Dead	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00106	screw 14m	pur	10000	1	30	PALBOREG	[ * * * ]	02/08/2009	Dead	PALBOREG	[ * * * ]
MCI-MC-00108	M3 PCB m	pur	100000	50000	50	MAHAM FASTENERS	[ * * * ]	04/11/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00118	Screw M5X	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	13/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00119	Screw M4X	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	13/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00120	Spacer Me	pur	1000	1000	30	SE-NET	[ * * * ]	25/01/2010	Active
MCI-MC-00121	Spacer Me	pur	1	1	30	SE-NET	[ * * * ]	25/01/2010	Active
MCI-MC-00122	Spacer Me	pur	1	1	30	SE-NET	[ * * * ]	25/01/2010	Active
MCI-MC-00200	Screw M3X	pur	1	1	30	ALKA FASTENERS LTD.	[ * * * ]	27/01/2010	Active	Customer cat no	[ * * * ]
MCI-MC-00200	Screw M3X	pur	1	1	30	PALBOREG	[ * * * ]	12/10/2009	Active	Customer cat no	[ * * * ]
MCI-MC-00202	Washer Se	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	09/12/2009	Active	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00203	Washer Se	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	09/12/2009	Active	ALKA FASTENERS LTD.	[ * * * ]
MCI-MC-00204	Washer Se	pur	1000	1000	30	ALKA FASTENERS LTD.	[ * * * ]	09/12/2009	Dead	Customer cat no	[ * * * ]
MCI-MC-00216	Ventilation	pur	1	1	50	BIMED	[ * * * ]	09/12/2009	Active	Customer cat no	[ * * * ]

MCI-SK-MC010	venus inve	pur	1	1	50	APPLETEC	[ * * * ]	12/11/2009	Active	Customer cat no	[ * * * ]
MCI-SK-MC010	venus inve	pur	1	1	50	SOLAREDGE	[ * * * ]	02/08/2009	Active	Customer cat no	[ * * * ]
MCM-BR-00002	Bracket for	pur	1	1	50	SOLAREDGE	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCM-BR-00003	Mount B	pur	1	1	50	LEV MATECHET	[ * * * ]	14/01/2010	Active
MCM-BR-00004	Bracket for	pur	1	1	50	LEV MATECHET	[ * * * ]	03/12/2009	Dead
MCM-CG-01000	M3 Cabl “	pur	1	1	60	YCI (YEONG CHWEN IND.)	[ * * * ]	12/10/2009	Active	Customer cat no	[ * * * ]
MCM-CI-00141	Cover Ada	pur	1	1	50	SE-NET	[ * * * ]	03/01/2010	Active
MCM-CL-00002	Metal Grou	pur	1	1	50	SUKO	[ * * * ]	22/11/2009	Active	SUKO	[ * * * ]
MCM-EN-00002	Base Alum	pur	1	1	50	SOLAREDGE	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCM-EN-00003	PC Enclos	pur	1	1	50	SOLAREDGE	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCM-EN-00003	PC Enclos	pur	1	1	50	TECHNOLOTUS LTD	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
MCM-EN-00004	PC Cover l	pur	1	1	50	TECHNOLOTUS LTD	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
MCM-MC-00001	SE5000 cc	pur	1	1	50	APPLETEC	[ * * * ]	03/09/2009	Active	Customer cat no	[ * * * ]
MCM-MC-00002	SE5000 H	pur	500	1	50	APPLETEC	[ * * * ]	03/09/2009	Active	Customer cat no	[ * * * ]
MCP-CL-00001	Clip PCB f	pur	1	1	50	SOLAREDGE	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCP-EN-00001	Cover plas	pur	1	1	40	SOLAREDGE	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCP-GL-02793	Glue Fast f	pur	1	1	30	LOCTITE	[ * * * ]	28/01/2010	Active

MCP-GL-02793	Glue Fast f	pur	1	1	30	LOCTITE	[ * * * ]	05/01/2010	Active
MCP-GL-02793	Glue Fast f	pur	1	1	30	LOCTITE	[ * * * ]	28/01/2010	Active
MCP-GL-02793	Glue Fast f	pur	1	1	30	LOCTITE	[ * * * ]	05/01/2010	Active
MCP-LB-00001	Lexan for I	pur	1	1	25	NORTEC	[ * * * ]	08/01/2010	Dead
MCP-LB-00002	Lexan for I	pur	1	1	25	NORTEC	[ * * * ]	08/01/2010	Dead
MCP-LB-00003	Lexan for I	pur	1	1	25	NORTEC	[ * * * ]	08/01/2010	Dead
MCP-LB-00004	Lexan for I	pur	1	1	25	NORTEC	[ * * * ]	08/01/2010	Dead
MCP-MC-00001	Plastic Fra	pur	1	1	40	TECHNOLOTUS LTD.	[ * * * ]	08/12/2009	Active	Customer cat no	[ * * * ]
MCP-MC-00002	Big Rubbe	pur	1	1	50	SUKO	[ * * * ]	22/11/2009	Active	SUKO	[ * * * ]
MCP-MC-00003	Small Rubb	pur	1	1	50	SUKO	[ * * * ]	22/11/2009	Active	SUKO	[ * * * ]
MCP-MC-00004	Mylar Disk	pur	50000	1000	50	SE-NET	[ * * * ]	03/01/2009	Active
MCP-MC-00203	FR4 Insula	pur	1	1	40	ACCURATE PLASTICS	[ * * * ]	09/12/2009	Active	ACCURATE PLASTICS	[ * * * ]
MCP-MC-00205	Silicone Im	pur	1	1	30	SE-NET	[ * * * ]	25/01/2010	Active
MCP-MC-BMB2S	Thread Blin	pur	300000	1	40	BIMED	[ * * * ]	03/12/2009	Active	BIMED	[ * * * ]
MCP-MC-BPM23	Protection	pur	1	1	40	BIMED	[ * * * ]	03/01/2010	Active	BIMED	[ * * * ]
MCP-MC-BPT21	Protection	pur	1	1	50	BIMED	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCP-NM-00001	Nomex for	pur	10000	10000	50	DIGITAL-CUT O.R. 2002	[ * * * ]	10/11/2009	Active	DIGITAL-CUT O.R. 2002	[ * * * ]

MCP-NM-00001	Nomex for	pur	10000	10000	50	SOLAREDGE	[ * * * ]	27/10/2009	Active	DIGITAL-CUT O.R. 2002	[ * * * ]
MCP-NM-00002	Nomex Isu	pur	10000	1	50	DIGITAL-CUT O.R. 2002	[ * * * ]	10/11/2009	Active	DIGITAL-CUT O.R. 2002	[ * * * ]
MCP-NM-00003	Nomex Isu	pur	10000	1000	50	DIGITAL-CUT O.R. 2002	[ * * * ]	22/11/2009	Active	DIGITAL-CUT O.R. 2002	[ * * * ]
MCP-SL-00001	O-Ring for	pur	1	1	50	GUMSPEED	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCP-SL-00002	O Ring for	pur	10000	1000	50	PARKET CHOMERICS	[ * * * ]	20/12/2009	Active	PARKER CHOMERICS	[ * * * ]
MCP-TP-00001	Thermal P	pur	10000	1	50	SHIN-ETSU CHEMICAL CO. LTD.	[ * * * ]	12/10/2009	Dead	Customer cat no	[ * * * ]
MCP-TP-00002	Thermal P	pur	20000	1000	30	DIGITAL-CUT O.R. 2002	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
MCP-TP-00003	Thermal P	pur	500	100	30	DIGITAL-CUT O.R. 2002	[ * * * ]	22/11/2009	Active	DiGITAL-CUT O.R. 2002	[ * * * ]
MCS-CB-00012	Wire 12awc	pur	300	300	50	NET-AYA	[ * * * ]	18/11/2009	Active	NET-AYE	[ * * * ]
MCS-CB-12120	Cable #12	pur	1	1	60	LEONI	[ * * * ]	26/01/2010	Dead
MCS-CG-03110	Conn 3x	pur	1380	1380	70	MOLEX	[ * * * ]	18/10/2009	Active	Customer cat no	[ * * * ]
MCS-CH-03210	Header Ma	pur	1	1	75	AMTEK	[ * * * ]	07/10/2009	Dead
MCS-CH-05210	Header Ma	pur	1	1	75	AMTEK	[ * * * ]	07/10/2009	Dead	Customer cat no	[ * * * ]
MCS-CH-07210	Header Ma	pur	1	1	75	AMTEK	[ * * * ]	07/10/2009	Dead	Customer cat no	[ * * * ]
MCS-CH-12220	Header Fe	pur	2000	2000	70	AMTEK	[ * * * ]	03/11/2009	Active	Customer cat no	[ * * * ]
MCS-CH-12220	Header Fe	pur	2000	2000	70	COXOC	[ * * * ]	05/01/2010	Active	Customer cat no	[ * * * ]
MCS-CH-17210	Header Ma	pur	100	100	75	AMTEK	[ * * * ]	03/11/2009	Active	AMTEK	[ * * * ]

MCS-CH-17210	Header Me	pur	100	100	75	COXOC	[ * * * ]	05/01/2010	Active	AMTEK	[ * * * ]
MCS-CH-17220	Header SM	pur	100	100	75	AMTEK	[ * * * ]	03/11/2009	Active	AMTEK	[ * * * ]
MCS-CH-20220	Header SM	pur	100	100	75	AMTEK	[ * * * ]	03/11/2009	Active	AMTEK	[ * * * ]
MCS-CN-00071	T*16 heade	pur	3000	1	70	AMTEK	[ * * * ]	22/11/2009	Active	Customer cat no	[ * * * ]
MCS-CN-00072	4x2 SMT h	pur	1000	100	70	AMTEK	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
MCS-CN-00090	2*2 SMT h	pur	1000	100	70	AMTEK	[ * * * ]	30/09/2009	Active	Customer cat no	[ * * * ]
MCS-CN-00100	CONN SM	pur	1	1	70	AMTEK	[ * * * ]	05/01/2010	Active	AMTEK	[ * * * ]
MCS-CN-00100	CONN SM	pur	1	1	70	NELTRON	[ * * * ]	05/01/2010	Active	AMTEK	[ * * * ]
MCS-CN-00102	17*2 SMT	pur	1	1	75	AMTEK	[ * * * ]	03/11/2009	Dead	Customer cat no	[ * * * ]
MCS-HS-MM010	Venus H	pur	1	1	50	SOLAREDGE	[ * * * ]	02/08/2009	Dead
MCS-NC-00100	Fuse holde	pur	1	1	60	MULTICOMP	[ * * * ]	02/08/2009	Dead	Customer cat no	[ * * * ]
ECS-DR-TE100	IC SMT TP	pur	1	1	60	STMICROELECTRONICS	[ * * * ]	02/08/2009	Dead
MCI-CN-00104	Cable conn	pur	1	1	60	AMTEK	[ * * * ]	02/08/2009	Dead
AP2004	Power boar	man	1	1	3				Dead
AP2015B	DC board	man	1	1	3				Dead
AP2016	LCD board	man	1	1	3				Dead
AP2005I	Digital boar	man	1	1	3				Dead
AS3011A	Skirt	man	1	1	3				Dead
AS3004	TOP	man	1	1	3				Dead
AP2015	DC board	man	1	1	3				Dead
46A-EL	ELECTRIC	man	1	1	3				Dead
AP1020E-DGVMP	Digital Boa	man	1	1	3				Dead
20E-EL	ELECTRIC	man	1	1	3				Dead
AS3011-MP	Skirt SE50	man	1	1	3				Dead

AP2015 CS	CS DRWI	man	1	1	3	Dead
AP1056A-GNT-M	GENT ELE	man	1	1	3	Dead
GENT	GENT	man	1	1	3	Dead
AP1044B-CS	CS DRAW	man	1	1	3	Dead
AP1044B-PS	PS DRAW	man	1	1	3	Dead
AP1020E-CS	CS DRAW	man	1	1	3	Dead
AP1020E-PS	PS DRAW	man	1	1	3	Dead
AP1044B-PRTMP	Portia LCD	man	1	1	3	Dead
P1044B-EL	ELECTRIC	man	1	1	3	Dead
AP1044B-INS	Assy instru	man	1	1	3	Dead
AP1026C-CS	CS DRAW	man	1	1	3	Dead
1026C-EL	ELECTRIC	man	1	1	3	Dead
AP1026C-INS	Assy instru	man	1	1	3	Dead
AP1026C-PVS-M	Power boa	man	1	1	3	Dead
AS9002-VNS-M	Assembly	man	1	1	3	Active
AS9002-INS	SE5000 as	man	1	1	3	Dead
AS3011-INS	SE5000 sk	man	1	1	3	Dead
AP1044B-FLOW	Routing ca	man	1	1	3	Dead
AP1020E-FLOW	Routing ca	man	1	1	3	Dead
AP1026C-FLOW	Routing ca	man	1	1	3	Dead
AS9002-FLOW	Routing ca	man	1	1	3	Dead
AP1056B-GNT	PCBA of G	man	1	1	3	Active
AP1020F-DGV	PCBA for	man	1	1	3	Active
AP1020F-CS	CS DWG	man	1	1	3	Dead
AP1020F-PS	PS DWG	man	1	1	3	Dead
AS9006-GT1	Power Box	man	1	1	3	Dead
AS9006-GT-INS	Assembly	man	1	1	3	Dead
AP1056B-CS	ASSEMBL	man	1	1	3	Dead
AP1056B-PS	ASSEMBL	man	1	1	3	Dead
AP1026E-PVS	PCBA for	man	1	1	3	Active
AP1056B-INS	Assy instru	man	1	1	3	Dead
AP1056B-ELEC	Elec Scher	man	1	1	3	Dead
AS9006GT1-FLO	Routing Ca	man	1	1	3	Dead
AP1026E-EL	ELECTRIC	man	1	1	3	Dead
AP1026E-INS	ASSY INS	man	1	1	3	Dead
AP1026E-CS	CS DRAW	man	1	1	3	Dead
AP1020F-INS	Assembly	man	1	1	3	Dead
AP1020F-ELE	ELECTRIC	man	1	1	3	Dead
AS9008-TAO-MP	Power Box	man	1	1	3	Active
AP1044C-PRT	PCBA of P	man	1	1	3	Active
AP1046B-DCP	DC Power	man	1	1	3	Active
AS3004-EUB	Inverter 1P	man	1	1	3	Active
AP1072A-VPR	Venus P	man	1	1	3	Active

AS3004-INS	Assembly	man	1	1	3	Dead
AS9008-INS	Assembly	man	1	1	3	Dead
AP1072A-INS	Assembly	man	1	1	3	Dead
D1072A-CS	CA ASSY	man	1	1	3	Dead
D1072A-ELC	ELECTRO	man	1	1	3	Dead
D1020F-ELEC	ELECTRIC	man	1	1	3	Dead
D1046B-CS	CS DRAW	man	1	1	3	Dead
D1046B-ELEC	ELECTRO	man	1	1	3	Dead
AP1046B-INS	ASSY INS	man	1	1	3	Dead
-D1044C-ELEC	ELECTRO	man	1	1	3	Dead
-D1044C-PS	PS DRW	man	1	1	3	Dead
-D1044C-CS	CS DRW	man	1	1	3	Dead
-AP1044C-INS	ASSY INS	man	1	1	3	Dead
-AP1056C-GNT	GENT	man	1	1	3	Active
S9007-TF-MP	Power-Box	man	1	1	3	Dead
P1056C-INS	ASSY INS	man	1	1	3	Dead
P1056C-ED	ELC DWG	man	1	1	3	Dead
11056C-CS	CS DRW	man	1	1	3	Dead
11056C-PS	PS DRW	man	1	1	3	Dead
MA	SOLARAD	man	1	1	3	Dead
CG-LB-00005	Product La	man	1	1	3	Active
CG-LB-00007	Certification	man	1	1	3	Active
50-AOB-4S3C	Power-Box	man	1	1	3	Active
CG-LB-00001	Product La	man	1	1	3	Active
CG-LB-00003	Certification	man	1	1	3	Active
BEE SOCKET	XBee Soch	man	1	1	3	Dead
E50000-EX-001	Inverter 1P	man	1	1	3	Active
S9009-TAO	Power-Box	man	1	1	3	Dead
50-AOB-TR3C	Power-Box	man	1	1	3	Dead

Sales Price :		NP	For [ * * *] pcs	For [ * * *] pcs	For [ * * *] pcs

Material + MOH Cost :
BOM	Raw Material $
MOH	Material Handling (including Fright incomi	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

al Manufacturing Cost :
PLC S	Sum of SMT Placements
L1	Placements rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
PLCTSum of TH Placements		[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L1’	Placements rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
H	Manual work Standard time	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L2	Hourly rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
H’	Testing Standard time	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L2’	Hourly rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

SG&A & Profit
SG&A Sales General & Admin		[ * * * ]	[ * * * ]	[ * * * ]
P	Profit	[ * * * ]	[ * * * ]	[ * * * ]

Parameters of the above formula are subject to increase as advised by Flextronics 30 days in advance if, in Flextronics good faith opinion, any of the following events occurs::

Representative Dollar/NIS rate exceeds:                   .

Material adverse changes in market conditions (including but not limited to cost increases and/or shortage in raw materials, components, equipment, labor and taxes).

Production is transferred wholly or partly abroad

Shipment Terms other than EXW are requested.

Work ordered by Customer necessitates employees overtime

venus
Type	[ * * *]	[ * * *]	[ * * *]
Overhead	[ * * *]	[ * * *]	[ * * *]
it	[ * * *]	[ * * *]	[ * * *]
Assembly ($/comp)* regular projects	[ * * *]	[ * * *]	[ * * *]
Assembly ($/comp)	[ * * *]	[ * * *]	[ * * *]
Manual work ($/hour)	[ * * *]	[ * * *]	[ * * *]
assembly & packing ($/hour}	[ * * *]	[ * * *]	[ * * *]
Testing ($/hour)	[ * * *]	[ * * *]	[ * * *]
Rational testing (technician)	[ * * *]	[ * * *]	[ * * *]
Rework (comp)	[ * * *]	[ * * *]	[ * * *]
(comp)	[ * * *]	[ * * *]	[ * * *]
SW Programming (per PCBA)	[ * * *]	[ * * *]	[ * * *]
g probe ($/hour) testing	[ * * *]	[ * * *]	[ * * *]
Testing	[ * * *]	[ * * *]	[ * * *]
(Per batch production) -NPI and major ECO’s	[ * * *]	[ * * *]	[ * * *]
Stencil (one side)(per Bare board)	[ * * *]	[ * * *]	[ * * *]
e for Stencil on regular production (per Bare board }	[ * * *]	[ * * *]	[ * * *]
er Wave selective mask (minimum 4pcs)	[ * * *]	[ * * *]	[ * * *]
software	[ * * *]	[ * * *]	[ * * *]
software (according to the product)	[ * * *]	[ * * *]	[ * * *]
(design for manufacturing) report	[ * * *]	[ * * *]	[ * * *]
Report (Component and Failure Analysis Lab) report	TBD according to the requirements price list will provided separately
support establishing and assimilation	TBD	TBD	TBD
Component Engineering	[ * * *]	[ * * *]	[ * * *]
S (quality management system)- establishing and assimilation	[ * * *]	[ * * *]	[ * * *]
S (quality management system)	[ * * *] per station ([ * * *] per hour new report development)

cost provided separately	[ * * *]	[ * * *]	[ * * *]

The above taarifs are effective for a period of 90 days and are further subject to changes as advised by Flextronics 30 days In advance if Flextronics considers in good faith that any of the following events occurs:

1 Representative Dollar/NIS rate exceeds:                            .

2 Material adverse changes in market conditions (including but not limited to cost increases and/or shortage in raw materials, components, equipment, labor and taxes).

3 Production is transferred wholly or partly abroad

4 Shipment Terms other than EXW are requested.

5 Work ordered by Customer requires overtime

Sales Price =[ * * * ]

Sales Price :		NPI	For [ * * * ] pcs	For [ * * * ] pcs	For [ * * * ] pcs

Total Material + MOH Cost :
BOM	Raw Material $
MOH	Material Handling (including Fright incomi	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

Total Manufacturing Cost :
PLC S	Sum of SMT Placements
L1	Placements rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
PLC T	Sum of TH Placements	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L1’	Placements rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
H	Manual work Standard time	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L2	Hourly rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
H’	Testing Standard time	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]
L2’	Hourly rate$	[ * * * ]	[ * * * ]	[ * * * ]	[ * * * ]

SG&A & Profit
SG&A	Sales General & Admin		[ * * * ]	[ * * * ]	[ * * * ]
P	Profit		[ * * * ]	[ * * * ]	[ * * * ]

I parameters of the above formula are subject to increase as advised by Flextronics 30 days in advance if, in Flextronics good faith opinion, any of the following events occurs::

1 Representative Dollar/NIS rate exceeds:                             .

2 Material adverse changes in market conditions (including but not limited to cost increases and/or shortage in raw materials, components, equipment, labor and taxes).

3 Production is transferred wholly or partly abroad

4 Shipment Terms other than EXW are requested.

5 Work ordered by Customer necessitates employees overtime

mercury
Type	[ * * * ]	[ * * * ]	[ * * * ]
Overhead	[ * * * ]	[ * * * ]	[ * * * ]
it	[ * * * ]	[ * * * ]	[ * * * ]
Assembly ($/comp)* regular projects	[ * * * ]	[ * * * ]	[ * * * ]
Assembly ($/comp)	[ * * * ]	[ * * * ]	[ * * * ]
Manual work ($/hour)	[ * * * ]	[ * * * ]	[ * * * ]
Batch. assembly & packing ($/hour}	[ * * * ]	[ * * * ]	[ * * * ]
Testing ($/hour)	[ * * * ]	[ * * * ]	[ * * * ]
Rational testing (technician )	[ * * * ]	[ * * * ]	[ * * * ]
Rework (comp)	[ * * * ]	[ * * * ]	[ * * * ]
(comp)	[ * * * ]	[ * * * ]	[ * * * ]
SW Programming (per PCBA)	[ * * * ]	[ * * * ]	[ * * * ]
g probe ($/hour) testing	[ * * * ]	[ * * * ]	[ * * * ]
Testing	[ * * * ]	[ * * * ]	[ * * * ]
Comp (Per batch production ) -NPI and major ECO’s	[ * * * ]	[ * * * ]	[ * * * ]
Stencil (one side)(per Bare board )	[ * * * ]	[ * * * ]	[ * * * ]
e for Stencil on regular production (per Bare board }	[ * * * ]	[ * * * ]	[ * * * ]
an Wave selective mask (minimum 4pcs )	[ * * * ]	[ * * * ]	[ * * * ]
software	[ * * * ]	[ * * * ]	[ * * * ]
software (according to the product )	[ * * * ]	[ * * * ]	[ * * * ]
(design for manufacturing) report	[ * * * ]	[ * * * ]	[ * * * ]
Report (Component and Failure Analysis Lab) report	[ * * * ] according to the requirements’ price list will provided separately
support establishing and assimilation	[ * * * ]	[ * * * ]	[ * * * ]
Component Engeenering	[ * * * ]	[ * * * ]	[ * * * ]
S (quality management system)- establishing and assimilation	[ * * * ]	[ * * * ]	[ * * * ]
S (quality management system )	[ * * * ] $ per station ([ * * * ] per hour new report development )

cost provided separately	[ * * * ]	[ * * * ]	[ * * * ]

The above taarifs are effective for a period of 90 days and are further subject to changes as advised by Flextronics 30 days in advance if Flextronics considers in good faith that any of the following events t

1 Representative Dollar/NIS rate exceeds:                    .

2 Material adverse changes in market conditions (including but not limited to cost increases and/or shortage in raw materials, components, equipment, labor and taxes).

3 Production is transferred wholly or partly abroad

4 Shipment Terms other than EXW are requested.

5 work ordeed by Customer requires overtime

NON-DISCLOSURE AGREEMENT

This Non-Disclosure Agreement (“NDA”) is made as of the        day of                   , 2010 by and between SolarEdge Technologies Ltd., having its place of business at 1 Abba Eban Blvd., Herzliya, Israel (“Customer”), and Flextronics (Israel) Ltd., having its place of business at Migdal-Haemek, P.O.B 867, Israel (“Flextronics”).  (Customer and Flextronics shall be referred to hereinafter individually as a “Party” and collectively as the “Parties”).

In order to enable Flextronics to manufacture and deliver Products under the Manufacturing Service Agreement dated                   , 2010 and signed by the Parties (the “Purpose” and the “Agreement” accordingly), the Parties recognize that each Party (the “Disclosing Party”) may need to disclose to the other Party (the “Receiving Party”) certain Confidential Information (as herein after defined) to be used only for the Purpose.

All information and data exchanged between the Parties, written, verbally or in other media (provided verbal information shall be reduced within 60 days as of its delivery to writing), prior, during or after the Agreement, inter alia for the Purpose, including intellectual property, patents, trademarks, trade secrets, algorithms, customers lists, and any other material related to the manufacturing of the Products (as defined in the Agreement), which may have been exposed to the Receiving Party, in any form and shape, shall be deemed to be “Confidential Information.”

The Receiving Party will not disclose the Confidential Information, directly or indirectly, to any third party without the prior written consent of the Disclosing Party except in order to carry out the Purpose and provided that any such third party is bound by non-disclosure terms no less restrictive than those set out in this NDA.  The Receiving Party may disclose the Confidential Information to its employees, consultants and other third parties, but only to the extent necessary to carry out the Purpose and provided that any such third party is bound by non-disclosure terms no less restrictive than those set out in this NDA.

Confidential Information disclosed pursuant to this NDA shall be maintained confidential during the term of the Agreement and for a period of [ * * * ] years after any expiration or termination of the Agreement.

All documents and other tangible objects containing or representing Confidential Information and all copies thereof will be and remain the exclusive property of the Disclosing Party.  Nothing in this NDA is intended to grant any rights to either Party under any patent, copyright, or other intellectual property right of the other Party, nor will this NDA grant either Party any rights in or to the Confidential Information of the other Party, except as expressly set forth in the Agreement.

Confidential Information will not include:  (1) Information that is now, or hereafter becomes, through no act of the Receiving Party, generally known or available to the public or otherwise generally known in the relevant industry; (2) Information that was rightfully acquired by the Receiving Party or was rightfully in the Receiving Party’s possession before receiving such Confidential Information from the Disclosing Party as reasonably demonstrated by the Receiving Party; (3) Information that was developed by the Receiving Party without any use of the Confidential Information as reasonably demonstrated by the Receiving Party ; (4) Information that is furnished to the Receiving Party by a third party who has no obligation of confidentiality to the Disclosing Party with respect to such Confidential Information; and (5) Information that was disclosed with the prior written consent of the Disclosing Party.

A disclosure by a Receiving Party of Confidential Information that is: (1) In response to a valid order by a court or other governmental body; (2) Required by law; or (3) necessary to establish rights under the Agreement; shall not be considered to be a breach of this NDA by such Receiving Party; provided that in all such cases, the Party making disclosure shall (i) promptly notify the other Party of such disclosure obligation and (ii) use reasonable commercial efforts to obtain confidential treatment of any information so disclosed at the cost and expense of the Disclosing Party.

Upon the Disclosing Party’s written request, the Receiving Party will return to the Disclosing Party all of the Confidential Information and all copies thereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers or representatives.

SolarEdge Technologies	Flextronics (Israel) Ltd.

Signature:	Signature:

Title: :	Title:

Date: :	Date:

Schedule 1.4

•                  Purchasing

•                  Planning

•                  Components WH & Stock management

•                  PCB assembly

•                  Quality check and assurance

•                  Conformal coating

•                  Testing

•                  Mechanical assembly

•                  Finish goods WH & Stock management

•                  Failed units investigation and repair

Ex	P∫	Family	Description	Price material $	Current Safety Stock Qty	Current Safety Stock Value$	NEW Safety Stock Qty	NEW Safety Stock Value$	Diff Qty	Diff Amount	Purpose of	Total Demand	Monthly Demant (Total Demand/ )	S.S Demand/Monthly Demand-Qty	Remark	Remark
CG-	MCG-LB-12075	Power I	Label 120.00X 75.00mm White P	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]
Cl-C	ECI-CE-90336	Inverter	CAP TH 33uF 450v 10000 hours	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]	[ * * *]